Exhibit 10.2

                          Service and Expense Agreement
                                      among

                           ALLSTATE INSURANCE COMPANY

                                       and
                            THE ALLSTATE CORPORATION

                                       and

                         Certain Insurance Subsidiaries

This Agreement made and effective as of this 1st day of January, 1999, among ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation and parent of Allstate ("Allcorp"), and Certain Insurance Subsidiaries identified as follows: ALLSTATE COUNTY MUTUAL INSURANCE COMPANY, a Texas county mutual insurance company, ALLSTATE TEXAS LLOYD'S, a Texas Lloyds plan insurer, LINCOLN BENEFIT LIFE COMPANY, a Nebraska insurance company, SURETY LIFE INSURANCE COMPANY, a Nebraska insurance company, ALLSTATE INDEMNITY COMPANY, an Illinois insurance company, ALLSTATE PROPERTY AND CASUALTY INSURANCE COMPANY, an Illinois insurance company, DEERBOOK INSURANCE COMPANY, an Illinois insurance company, FORESTVIEW MORTGAGE INSURANCE COMPANY, a California insurance company, ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company, NORTHBROOK LIFE INSURANCE COMPANY, an Arizona insurance company, GLENBROOK LIFE AND ANNUITY COMPANY, an Arizona insurance company, ALLSTATE FLORIDIAN INDEMNITY COMPANY, an Illinois insurance company, ALLSTATE FLORIDIAN INSURANCE COMPANY, an Illinois insurance company, ALLSTATE NEW JERSEY INSURANCE COMPANY, an Illinois insurance company, AMERICAN SURETY & CASUALTY COMPANY, a Florida insurance company, CHARTER NATIONAL LIFE INSURANCE COMPANY, an Illinois insurance company, AMERICAN HERITAGE LIFE INSURANCE COMPANY, a Florida insurance company, FIRST COLONIAL REINSURANCE COMPANY, a Florida insurance company, COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY, a Texas insurance company, KEYSTONE STATE LIFE INSURANCE COMPANY, a Pennsylvania insurance company, CONCORD HERITAGE LIFE INSURANCE COMPANY, INC., a New Hampshire insurance company, and AHL SELECT HMO, INCORPORATED, a Florida insurance company. For purposes of this agreement, the Insurance Subsidiaries shall be referred to herein, individually as "Affiliate" and collectively as "Affiliates."

                              W I T N E S S E T H:


WHEREAS, Allcorp and each Affiliate desire that Allstate furnish or cause to be furnished to them certain services and facilities.

NOW, THEREFORE, it is agreed as follows:

1. Allstate shall furnish or cause to be furnished, at cost and in the same manner as such services and facilities are furnished to its other affiliates, (a.) to each Affiliate that is a property and casualty insurer, services and facilities listed on Exhibit A; (b.) to each Affiliate that is a life insurer, services and facilities listed on Exhibit B; (c.) to ALLCORP such services and facilities as are required; and (d) to Allcorp and each Affiliate the investment services as described in Exhibit E, each attached hereto. Allstate and any Affiliate may from time to time agree that only certain of the listed services and facilities will be provided by Allstate.

2. Costs are defined as Allstate's actual costs and expenses incurred which are attributable to the services and facilities provided under this Agreement, such as: salaries and benefits; space rental; overhead expenses which may include items such as electricity, heat, and water; building maintenance services; furniture and other office equipment; supplies and special equipment such as reference libraries, electronic data processing equipment and the like.

3. Allocations for the above services and facilities shall be made by Allstate in accordance with the general provisions contained in Exhibits A through
     E. Exhibits A and B are based upon NAIC expense classification and allocation guidelines. In the event such guidelines are amended, Exhibits A and B shall be deemed amended to conform thereto. Allstate will exercise reasonable judgment in appropriately revising these Exhibits, maintain proper documentation for revisions and communicate changes in allocation requirements to affected Affiliates or Allcorp parties in a timely manner. Exhibit C provides a narrative overview of the expense management process and Exhibit D provides certain definitions used throughout.

4. Notwithstanding anything contained in this Agreement to the contrary, the amount charged to any Affiliate or Allcorp shall not exceed the cost to Allstate. Allstate will exercise reasonable judgement in periodically reviewing the expenses incurred and the percentage thereof allocated. Any Affiliate or Allcorp may request a review of such expenses and their allocation and such review will occur promptly thereafter.

5. Allstate will charge Allcorp and each Affiliate for all the services and facilities provided pursuant to this Agreement via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. The process will be completed by Allstate personnel in the most timely and effective method available.

6. Allstate shall maintain such records as may be required relating to the accounting system of Allstate, Allcorp and its Affiliates. Each Affiliate and Allcorp understand and accept the financial records generated by this system which utilizes the concepts detailed in the addenda attached to Exhibits A and B, respectively.

7. Upon reasonable notice, and during normal business hours, each Affiliate and Allcorp shall be entitled to, at its own expense, inspect records which pertain to the computation of charges for the facilities or services provided pursuant to this Agreement. Allstate shall at all times maintain correct and complete books, records and accounts of all services and facilities furnished pursuant to this Agreement. Each Affiliate and Allcorp shall have unconditional right of ownership of any records prepared on its behalf under this Agreement.

8. Certain agreements relating to reinsurance and other service and expense sharing exist by and among Allstate and certain of its Affiliates. Except for those Agreements listed on Exhibit F, nothing in this Agreement shall be deemed to amend any such previously executed agreement between the parties.

9. Allstate employees performing duties hereunder at all times during the term of this Agreement shall be in the employment, under the supervision and control of Allstate and shall not be deemed employees of Allcorp or any Affiliate.

10. The scope of, and the manner in which, Allstate provides facilities and services to Allcorp and the Affiliates shall be reviewed periodically by Allstate, Allcorp and each Affiliate. All services and facilities shall be of good quality and suitable for the purpose for which they are intended.

11. Allstate shall not assign its obligations or rights under this Agreement without the written consent of each Affiliate and Allcorp. Allstate may terminate this Agreement in its entirety, and Allcorp or any Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to any Affiliate, this Agreement shall terminate immediately with respect to such Affiliate. Under no circumstances will the initial term of this Agreement exceed five (5) years.

12. All communications provided for hereunder shall be in writing, and if to an Affiliate, mailed or delivered to such Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank,
     Attention: Secretary, or if to Allcorp or Allstate, mailed or delivered to its office at 3075 Sanders Road, Northbrook, Illinois 60062, Attention:
     Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.




                         ALLSTATE INSURANCE COMPANY


                         By /s/ Samuel H. Pilch
                         Samuel H. Pilch
                         Group Vice President and Controller




                         ALLSTATE COUNTY MUTUAL INSURANCE COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Vice President and Treasurer


                         ALLSTATE TEXAS LLOYDS, INC.
                          On behalf of ALLSTATE TEXAS LLOYDS



                         By /s/ James P. Zils
                         James P. Zils
                         Vice President and Controller


                         LINCOLN BENEFIT LIFE COMPANY


                         By /s/ Thomas J. Wilson, II
                         Thomas J. Wilson, II
                         Chief Executive Officer


                         SURETY LIFE INSURANCE COMPANY


                         By /s/ Thomas J. Wilson, II
                         Thomas J. Wilson, II
                         Chief Executive Officer


                         ALLSTATE INDEMNITY COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Vice President and Treasurer


                         ALLSTATE PROPERTY AND CASUALTY
                         INSURANCE COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Vice President and Treasurer

                         DEERBROOK INSURANCE COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Vice President and Treasurer


                         FORESTVIEW MORTGAGE INSURANCE
                         COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Vice President and Treasurer


                         ALLSTATE LIFE INSURANCE COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Treasurer



                         NORTHBROOK LIFE INSURANCE COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Treasurer


                         GLENBROOK LIFE AND ANNUITY COMPANY


                         By /s/ James P. Zils
                         James P. Zils
                         Treasurer


                          THE ALLSTATE CORPORATION

                          By /s/ James P. Zils
                          James P. Zils
                          Treasurer

                          ALLSTATE FLORIDIAN INDEMNITY COMPANY


                          By /s/ James P. Zils
                          James P. Zils
                          Vice President and Treasurer


                          ALLSTATE FLORIDIAN INSURANCE COMPANY


                          By /s/ James P. Zils
                          James P. Zils
                          Vice President and Treasurer


                          ALLSTATE NEW JERSEY INSURANCE COMPANY


                          By /s/ James P. Zils
                          James P. Zils
                          Vice President and Treasurer


                          AMERICAN SURETY & CASUALTY COMPANY


                          By /s/ James P. Zils
                          James P. Zils
                          Vice President and Treasurer


                          CHARTER NATIONAL LIFE INSURANCE COMPANY


                          By /s/ James P. Zils
                          James P. Zils
                          Vice President and Treasurer






                          AMERICAN HERITAGE LIFE INSURANCE COMPANY


                          By /s/ C. Richard Morehead
                          Name: C. Richard Morehead
                          Title:  President and Chief Executive Officer



                          FIRST COLONIAL INSURANCE COMPANY


                          By /s/ C. Richard Morehead
                          Name: C. Richard Morehead
                          Title:  President and Treasurer


                          COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY


                          By /s/ Mike Pinkham
                          Name:  Mike Pinkham
                          Title:  President


                          KEYSTONE STATE LIFE INSURANCE COMPANY


                          By /s/ Zack G. Athens
                          Name:  Zack G. Athens
                          Title:  Chief Financial Officer


                          CONCORD HERITAGE LIFE INSURANCE COMPANY, INC.


                          By /s/ Virginia F. Phipps
                          Name:  Virginia F. Phipps
                          Title:  President & CEO


                          AHL SELECT HMO INCORPORATED


                          By /s/ James H. Baum
                          Name:  James H. Baum
                          Title:  President


                                    EXHIBIT A


           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
          ALLSTATE INSURANCE COMPANY AND PROPERTY & CASUALTY AFFILIATES


---------------------------- ----------------------------------------------------- -----------------------------------------------
 Expense Line Item Per U&I                                                         Basis of Expense Allocation***
Exhibit*                     Expense Classification Description**
---------------------------- ----------------------------------------------------- -----------------------------------------------
---------------------------- ----------------------------------------------------- -----------------------------------------------
1.   Claim Adjustment        Investigation and adjustment of policy claims for     No allocation - direct charge to company
     Services                direct, reinsurance assumed and ceded business.
                             The more significant expenses and fees related to:
                             (1) all outside costs associated with independent
                             adjusters, (2) lawyers for legal services in the
                             defense, trial, or appeal of suits, (3) general
                             court costs, (4) medical testimony, (5) expert and
                             lay witnesses, (6) medical examinations for the
                             purpose of trial and resolution of liability and
                             (7) miscellaneous (appraisals, surveys, detective
                             reports, audits, character reports, etc.).
---------------------------- ----------------------------------------------------- -----------------------------------------------
---------------------------- ----------------------------------------------------- -----------------------------------------------
2.   Commission and          All payments, reimbursements and allowances (on       No allocation - direct charge to company based
     Brokerage               direct and reinsurance assumed and ceded business)    no agent contract
                             to managers, agents, brokers, solicitors or other
                             producer types.
---------------------------- ----------------------------------------------------- -----------------------------------------------

*   Expense classifications per the statutory Underwriting and Investment
    Exhibit, Part 4, Expenses. The company uses these twenty-one classifications to record its operating expenses incurred. As described in Exhibit C, expenses for these classifications are also spread to three distinct functional expense groups: loss adjustment, other underwriting and investment expenses.

** This description provides only a synopsis of the types of expenses for each classification. Parties to the Agreement will utilize the NAIC Examiners
     Handbook in expense handling.

***  Before consideration of any applicable reinsurance agreement.



---------------------------- ----------------------------------------------------- -----------------------------------------------
 Expense Line Item Per U&I                                                                    Basis of Expense Allocation***
         Exhibit*                    Expense Classification Description**
---------------------------- ----------------------------------------------------- -----------------------------------------------
---------------------------- ----------------------------------------------------- -----------------------------------------------
4.   Advertising             Typical expenses would include services of:  (1)      Direct charge by company where known.
                             advertising agents, (2) public relations counsel,     Allocated items handled as follows:
                             (3) advertisements in newspapers, periodicals,        See Exhibit A Appendix at B; C 1; D 1 and
                             billboards, pamphlets and literature issued for       E 1 for explanation of allocation by type
                             advertising or promotional purposes, (4) related      of office
                             paper and printing charges for advertising
                             purposes, (5) radio broadcasts, (6) prospect and
                             mailing lists, (7) signs and medals for agents and
                             (8) television commercials.
---------------------------- ----------------------------------------------------- -----------------------------------------------
---------------------------- ----------------------------------------------------- -----------------------------------------------
5.   Boards, Bureaus and     Various dues, assessments, fees and charges for       No allocation - direct charge to company
     Associations            items such as:  (1) underwriting boards, rating
                             organizations, statistical agencies, inspection and
                             audit bureaus, (2) underwriters' advisory and
                             service organizations, (3) accident and loss
                             prevention organizations, (4) claim organizations,
                             (5) underwriting syndicates, pools and
                             associations, assigned risk plans.
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
6.   Surveys and             Costs to support the business including:  (1)         See Exhibit A  Appendix
     Underwriting Reports    survey, credit, moral hazard, character reports for   at B; D 1; and E 1 for explanation of allocation
                             underwriting, (2) appraisals for underwriting, (3)    by type of office
                             fire records, (4) inspection and engineering billed
                             specifically, (5) medical examiner services
                             relating to underwriting.
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
7.   Audit of Assured's Auditing fees and expenses of independent auditors No allocation - direct charge to company Records for auditing payroll and other premium bases.
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
8.   Salary and Related      Salaries, bonus, overtime, contingent compensation,   See Exhibit A Appendix
     Items                   and other compensation of employees.  This would      at A; B; C 1, 2; D 1, 2, 3, 4; E 2, 5; and F 1,
                             include commission and brokerage to employees when    2, 3, 4 for explanation by type of office
                             the activities for which the commission is paid are
                             a part of their duties as employees.
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
9.   Employee Relations      This category includes a variety of pension and       See Exhibit A Appendix
     and Welfare             insurance benefits for employees, as well as some     at A; B; C 1, 2; D 1, 2, 3, 4; E 2, 5; and F 1,
                             miscellaneous expenditures.  The first area           2, 3, 4 for explanation by type of office
                             entails: (1) cost of retirement insurance, pensions
                             or other retirement allowances and funds
                             irrevocably devoted to the payment of pensions or
                             other employees' benefits, and (2) accident, health
                             and hospitalization insurance, group life insurance
                             and workers' compensation insurance. The
                             miscellaneous category may include the following
                             items (1) training and welfare; (2) physical exams
                             for employees or candidates; (3) gatherings,
                             outings and entertainment; (4) supper money; and
                             (5) donations to or on behalf of employees.
---------------------------- ----------------------------------------------------- ------------------------------------------------

---------------------------- ----------------------------------------------------- ------------------------------------------------
 Expense Line Item Per U&I                                                                    Basis of Expense Allocation***
         Exhibit*                    Expense Classification Description**
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
10.  Insurance               Costs of insurance for employee/agent fidelity or     See Exhibit A Appendix
                             surety bonds, public liability, burglary and          at D 1; E 1; and F 1, 2, 3, 4 for explanation by
                             robbery, automobiles and office contents.             type of office
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
12.  Travel and Travel       Major expense subcategories include:  (1)             See Exhibit A Appendix
     Items                   transportation, hotel, meals, telephone and other     at A; B; C 1, 2; D 1, 2, 3, 4; E 2, 5; and F 1,
                             related costs associated for employees traveling,     2, 3, 4 for explanation by type of office
                             (2) expense for transfer of employees,
                             (3) automobile rental and license plates,
                             depreciation, repairs and other operating costs of
                             automobiles (4) transportation, hotel and
                             meals/entertainment of guests, (5) dues and
                             subscriptions to accounting, legal, actuarial or
                             similar societies and associations.
---------------------------- ----------------------------------------------------- ------------------------------------------------
---------------------------- ----------------------------------------------------- ------------------------------------------------
13.  Rent and Rent Items     Rent of home office and branch offices, space         Direct charges by company are based on square
                             occupied in company owned buildings, storage and      footage.
                             warehouse space, safe deposit boxes and post office
                             boxes.  Related expenses for:  (1) light, heat,       Allocated expenses handled per Exhibit A
                             power and water, (2) interest, taxes, (3) cost of     Appendix at A; B; C 1, 2; D 1, 2, 3, 4; E 2, 5;
                             alterations and repairs to leased properties, and     and F 1, 2, 3, 4
                             (4) costs of cleaning and general maintenance.
---------------------------- ----------------------------------------------------- -----------------------------------------------
---------------------------- ----------------------------------------------------- -----------------------------------------------
14.  Equipment               Rent and repair of furniture, equipment, and office   See Exhibit A  Appendix
                             machines, including the related depreciation          at A; B; C 1, 2; D 1, 2, 3, 4; E 1, 2, 3, 4;
                             charges.                                              and F 1, 2, 3, 4
---------------------------- ----------------------------------------------------- -----------------------------------------------
---------------------------- ----------------------------------------------------- -----------------------------------------------
15.  Printing and            Generally, printing, stationery and office supplies   See Exhibit A Appendix
     Stationery              (paper stock, printed forms and manuals, Photostat    at A; B; C 1, 2; D 1, 2, 3, 4; E 2, 5; and F 1,
                             copies, pens and pencils, etc.).  Also included       2, 3, 4
                             would be policies and policy forms, in-house
                             employee publications, books, newspapers and
                             periodicals including investment, tax and legal
                             publications and services.
---------------------------- ----------------------------------------------------- -----------------------------------------------





---------------------------- ------------------------------------------------------------------ -----------------------------------
 Expense Line Item Per U&I                                                                        Basis of Expense Allocation***
         Exhibit*                          Expense Classification Description**
---------------------------- ------------------------------------------------------------------ -----------------------------------
---------------------------- ------------------------------------------------------------------ -----------------------------------
16.  Postage, Telephone,     All express, freight and cartage expenses, postage, and            See Exhibit A Appendix
     etc.                    telephone.                                                         at A; B; C 1, 2; D 1, 2, 3, 4; E
                                                                                                2, 5; and F 1, 2, 3, 4
---------------------------- ------------------------------------------------------------------ -----------------------------------
---------------------------- ------------------------------------------------------------------ -----------------------------------
17.                          Legal & Auditing Legal fees and retainers excluding
                             loss and salvage related, See Exhibit A Appendix
                             auditing fees of independent auditors for examining
                             records, at A; D 2, 3, 4; E 2; services of tax
                             experts and investment counsel, custodian fees, and
                             F 1, 2 notary and trustees' fees.
---------------------------- ------------------------------------------------------------------ -----------------------------------
---------------------------- ------------------------------------------------------------------ -----------------------------------
18.  Taxes, Licenses and     Several categories comprise this expense classification:  (1)      No allocation - direct charge to
     Fees                    state and local insurance taxes; (2) Insurance Department          company
                             licenses and fees; (3) payroll taxes; and (4) all
                             other, excluding real estate and federal income.
                             Taxes, licenses and fees based on premiums and
                             payments to state industrial commissions for
                             administration of workers' compensation or other
                             state benefit acts would be in the first
                             classification. Expenses relating to the Insurance
                             Department would include agents' licenses, filing
                             fees, certificates of authority and fees and
                             expenses of examination. Payroll related expenses
                             normally include old age benefit and unemployment
                             insurance taxes. More significant expenses in the
                             all other section would be financial statement
                             publication fees, legally mandated advertising and
                             personal property and state income taxes.
---------------------------- ------------------------------------------------------------------ -----------------------------------
---------------------------- ------------------------------------------------------------------ -----------------------------------
19.  Real Estate Expenses    Salaries, wages and other compensation of maintenance workers in   Direct charges by company are
                             connection with owned real estate.  Other expense items assigned   based on square footage.
                             to this category may also include expenses associated with:
                             operations; maintenance; insurance and advertising.                Allocated expenses handled per

                                                                                                Exhibit A
                                                                                                Appendix at A; B; C 1, 2; D 1,
                                                                                                2, 3, 4; E 1, 2, 3, 4; and
                                                                                                F 1, 2, 3, 4
---------------------------- ------------------------------------------------------------------ -----------------------------------





---------------------------- -------------------------------------------------------------- ---------------------------------------
 Expense Line Item Per U&I                                                                        Basis of Expense Allocation***
         Exhibit*                        Expense Classification Description**
---------------------------- -------------------------------------------------------------- ---------------------------------------
---------------------------- -------------------------------------------------------------- ---------------------------------------
20.  Real Estate Taxes       Taxes, licenses and fees on owned real estate.                 Direct charges by company are based on
                                                                                            square footage.


                                                                                            Allocated expenses handled per
                                                                                            Exhibit A Appendix at A; B; C 1,
                                                                                            2; D 1, 2, 3, 4; E 1, 2, 3,  4;
                                                                                            and F 1, 2, 3, 4
---------------------------- -------------------------------------------------------------- ---------------------------------------
Note:    Expense classification for lines 3, 11 and 20a are not applicable for the Allstate Group.



                                    EXHIBIT A

                                    APPENDIX

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
                    ALLSTATE INSURANCE COMPANY AND AFFILIATES


A. Offices 001 (Corporate Home Office), 201 (Investment Shared Services), 203 (Research Center Shared Services), 204 (Human Resources Shared Service), 205 (Corporate Relations Shared Services), 206 (Technical Shared Services), 207 (Law and Regulation Shared Services), 208 (Finance Shared Services) and 209 (Market Brand Development) factors are based on Service Level Agreements. These Agreements are written documents detailing services and associated costs performed by the provider for the benefit of the recipient and are generated and approved through extensive discussions between service providers and service recipients.

B. Support Centers, Data Centers, and Output Processing Centers (OPC) factors are based on Stat Policies in Force and Time and Effort studies that roll-up to the Support Center/Data Center/OPC.

C.       P&C Head Office (Office 032) factors are based on:

1.       Total agents' compensation
2.       Time and effort studies

D.  Regional Office factors are based on the following methodologies:

1.       Agent compensation
2.       Gross policies issued (GPI)
3.       Notice counts
4.       Time and effort studies
     5.         System capacity studies

E. Regional Commercial Centers factors are based on the following methodologies:

1.       Agent compensation
2.       Gross policies issued (GPI)
3.       Notice counts
4.       Time and effort studies
5.       General office compensation

F.  Claim Service Areas factors are based on the following:

1.       Headcount (Property vs. Auto)
2.       Notice counts
3.       Incurred loss
4.       Claim legal matter counts


                                    EXHIBIT B
           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES


---------------------------- --------------------------------------------------------------- ----------------------------------
   Expense Line Item Per                                                                     Basis of Expense Allocation***
General Expense Exhibit*     Expense Classification Description**
---------------------------- --------------------------------------------------------------- ----------------------------------
---------------------------- --------------------------------------------------------------- ----------------------------------
1.   Rent                    Rent for all premises occupied by the company, including any    Direct charges by company are
                             adequate rent for occupancy of its own buildings, in whole or   based on square footage.
                             in part, except to the extent that allocation to other          Allocated expenses are handled
                             expense classifications on a functional basis is permitted      per Exhibit B Appendix at A; B
                             and used.                                                       1, 2; C 1, 2 and D 1, 2, 3
---------------------------- --------------------------------------------------------------- ----------------------------------
---------------------------- --------------------------------------------------------------- ----------------------------------
2.   Salaries and wages      Salaries and wages, bonuses and incentive compensation to       Agents' compensation is a direct
                             employees, overtime payments, continuation of salary during     charge to company.  The
                             temporary short-term absences, dismissal allowances, payments   remaining expenses in this
                             to employees while in training and other compensation to        category are allocated per
                             employees not specifically designated herein, except to the     Exhibit B Appendix at
                             extent that allocation to their expense classifications is      A; B 1, 2; C 1, 2; and D 1, 2, 3
                             permitted and used.
---------------------------- --------------------------------------------------------------- ----------------------------------


* Expense classifications per Statutory Exhibits 5 & 6. The company uses these classifications to record its operating expenses incurred. This expense data is also captured by four distinct functional expense groups: life, accident and health, all other lines of business and investment expenses.

**   These descriptions were written using the NAIC Life Annual Statement
     Instructions. Refer to this publication for a complete breakdown of the expenses included in each line item.

***  Before consideration of any applicable reinsurance agreement.



---------------------------- --------------------------------------------------------------- --------------------------------
   Expense Line Item Per                                                                     Basis of Expense Allocation***
 General Expense Exhibit*                 Expense Classification Description**
---------------------------- --------------------------------------------------------------- --------------------------------
---------------------------- --------------------------------------------------------------- --------------------------------
3.11   Contributions for     Contributions by company for pension and total permanent         See Exhibit B Appendix
       benefit plans for     disability benefits, life insurance benefits, accident,          at A; B 1, 2; C 1, 2; and
       employees             health, hospitalization, medical, surgical, or other             D 1, 2, 3
                             temporary disability benefits under a
                             self-administered or trusteed plan or for the
                             purchase of annuity or insurance contracts.
                             Appropriation of any other assignment of funds by
                             company in connection with any benefit plan of the
                             types enumerated herein.
---------------------------- --------------------------------------------------------------- --------------------------------
---------------------------- --------------------------------------------------------------- --------------------------------
3.12   Contributions for     Contributions by company for pension and total permanent        See Exhibit B Appendix
       benefit plans for     disability benefits, life insurance benefits, accident,         at C 1, 2; and D 1, 2, 3
       agents                health, hospitalization, medical, surgical, or other
                             temporary disability benefits under a
                             self-administered or trusteed plan or for the
                             purchase of annuity or insurance contracts.
                             Appropriation of any other assignment of funds by
                             company in connection with any benefit plan of the
                             types enumerated herein.
---------------------------- --------------------------------------------------------------- --------------------------------
---------------------------- --------------------------------------------------------------- --------------------------------
3.21   Payments to           Payments by company under a program for pension and total and   No allocation - direct charge
       employees under       permanent disability benefits, death benefits, accident,        to company
       non-funded benefit    health, hospitalization, medical, surgical or other temporary
       plans                 disability benefits where no contribution or appropriation is made prior to the payment of the benefit.
---------------------------- --------------------------------------------------------------- --------------------------------
---------------------------- --------------------------------------------------------------- --------------------------------
3.22   Payments to agents    Payments by company under a program for pension and total and   No allocation - direct charge
       under non-funded      permanent disability benefits, death benefits, accident,        to company
       benefit plans         health, hospitalization, medical, surgical or other temporary disability benefits where no contribution or appropriation is made prior to the payment of the benefit.
---------------------------- --------------------------------------------------------------- --------------------------------
---------------------------- --------------------------------------------------------------- --------------------------------
3.31   Other employee        The net periodic postretirement benefit cost, meals to          Agents' compensation is a
       welfare               employees, contribution to employee associations or clubs,      direct charge to company.  The
                             dental examinations, medical dispensary or convalescent home    remaining expenses in this
                             expenses for employees.                                         category are allocated per
                                                                                             Exhibit B Appendix at A; B 1, 2;
                                                                                             C 1, 2; and D 1, 2, 3
---------------------------- --------------------------------------------------------------- --------------------------------





---------------------------- -------------------------------------------------------------- ----------------------------------
   Expense Line Item Per                                                                     Basis of Expense Allocation***
 General Expense Exhibit*                Expense Classification Description**
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
3.32   Other agent welfare   The net periodic postretirement benefit cost, meals to         Agents' compensation is a direct
                             employees, contribution to employee associations or clubs,     charge to company.  The
                             dental examinations, medical dispensary or convalescent home   remaining expenses in this
                             expenses for agents.                                           category are allocated per
                                                                                            Exhibit B Appendix at C 1, 2;
                                                                                            and D 1, 2, 3
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
4.1    Legal fees and        Court costs, penalties and all fees or retainers for legal     No allocation - direct charge to
       expenses              services or expenses in connection with matters before         company
                             administrative or legislative bodies.
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
4.2    Medical examination   Fees to medical examiners in connection with new business      See Exhibit B Appendix
       fees                  reinstatements, policy changes and applications for            at D 1, 2
                             employment.
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
4.3    Inspection report     Fee for inspection reports in connection with new business,    See Exhibit B Appendix
       fees                  reinstatements, policy changes and applications for            at D 1, 2
                             employment.  Cost of services furnished by the Medical
                             Information Bureau.
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
4.4    Fees of public        Include expenses relating to this category except exclude      See Exhibit B Appendix
       accountants and       examination fees made by State Departments and internal        at A; B 1, 2; C 1, 2; and D 1, 2
       consulting actuaries  audits by company employees.
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
4.6    Expense of            Payment to other than employees of fees and expenses for the   See Exhibit B Appendix
       investigation and     investigation, litigation and settlement of policy claims.     at D 1, 2
       settlement of
       policy claims
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
5.1    Traveling expenses    Traveling expense of officers, other employees, directors      See Exhibit B Appendix
                             and agents, including hotel, meals, telephone, telegraph and   at A; B 1, 2; C 1, 2; and D 1,
                             postage charges incurred while traveling.  Also include        2, 3
                             amounts allowed employees for use of their own cars on
                             company business and the cost of, or depreciation on, and
                             maintenance and running expenses of company-owned
                             automobiles.
---------------------------- -------------------------------------------------------------- ----------------------------------





---------------------------- -------------------------------------------------------------- ----------------------------------
   Expense Line Item Per                                                                     Basis of Expense Allocation***
 General Expense Exhibit*                Expense Classification Description**
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
5.2    Advertising           Newspaper, magazine and trade journal advertising for the      See Exhibit B Appendix
                             purpose of solicitation and conservation of business.          at B 1, 2; C 1; and D 1, 2
                             Billboard, sign and telephone directory, television, radio broadcasting and motion picture advertising, excluding
                             subjects dealing wholly with health and welfare.  All
                             canvassing or other literature, such as pamphlets,
                             circulars, leaflets, policy illustration forms and other
                             sales aids, printed material, etc., prepared for
                             distribution to the public by agents or through the mail for the purposes of solicitation and conservation of business.
                             All calendars, blotters, wallets, advertising novelties,
                             etc., for distribution to the public.  Printing, paper
                             stock, etc. in connection with advertising.  Prospect and
                             mailing lists when used for advertising purposes.  Fees and expenses of advertising agencies related to advertising.
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
5.3    Postage, express,     Freight and cartage, cables, radiograms and teletype.  Also    See Exhibit B Appendix
       telegraph and         charges for use, installation and maintenance of related       at A; B 1, 2; C 1, 2; and D 1,
       telephone             equipment if not included elsewhere.                           2, 3
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
5.4    Printing and          Policy forms, riders, supplementary contracts, applications,   See Exhibit B Appendix
       stationery            etc., rate books, instruction manuals, punch-cards, house      at A; B 1, 2; C 1, 2; and D 1,
                             organs, and all other printed material which is not
                             required 2, 3 to be included in any other expense
                             classification. Office supplies and pamphlets on
                             health, welfare and education subjects. Also
                             include annual reports to policyholders and
                             stockholders if not included in Line 5.2.
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
5.5    Cost or               The cost or depreciation of office machines except for such    See Exhibit B Appendix
       depreciation of       charges as may be reported in Line 5.3.                        at A; B 1, 2; C 1, 2; and D 1,
       furniture and                                                                        2, 3
       equipment
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
  5.6  Rental of equipment   Rental of office machines except for such charges as may be    See Exhibit B Appendix
                             reported in Line 5.3.                                          at A; B 1, 2; C 1, 2; and D 1,
                                                                                            2, 3
---------------------------- -------------------------------------------------------------- ----------------------------------
---------------------------- -------------------------------------------------------------- ----------------------------------
  6.1  Books and             Books, newspapers, periodicals, etc., including investment     See Exhibit B Appendix
       periodicals           tax and legal publications and information services, and       at A; B 1, 2; C 1, 2; and D 1,
                             including all such material for company's law department and   2, 3
                             libraries.
---------------------------- -------------------------------------------------------------- ----------------------------------


----------------------------- -------------------------------------------------------------- ---------------------------------
   Expense Line Item Per                                                                      Basis of Expense Allocation***
  General Expense Exhibit*                Expense Classification Description**
----------------------------- -------------------------------------------------------------- ---------------------------------
----------------------------- -------------------------------------------------------------- ---------------------------------
  6.2  Bureau and             All dues and assessments of organizations of which the         No allocation - direct charge
       association fees       company is a member.  All dues for employees' and agents'      to company
                              memberships on the company's behalf.
----------------------------- -------------------------------------------------------------- ---------------------------------
----------------------------- -------------------------------------------------------------- ---------------------------------
  6.3  Insurance, except on   Premiums for Workers' Compensation, burglary, holdup,          See Exhibit B Appendix
       real estate            forgery and the public liability insurance, fidelity or        at A; B 1, 2; C 1, 2;
                              surety bonds, insurance on contents of company-occupied        and D 1, 2, 3
                              buildings and all other insurance or bonds not included
                              elsewhere.
----------------------------- -------------------------------------------------------------- ---------------------------------
----------------------------- -------------------------------------------------------------- ---------------------------------
  6.4  Miscellaneous losses   Uncollectible losses due to deficiencies, defalcations,        Primarily a direct charge to
                              robbery, or forgery, except those offset by bonding            company. Remaining expenses
                              companies' payments. Also include Worker's Compensation        are allocated per Exhibit B
                              benefits not covered by insurance and other uninsured losses   Appendix at A;  D 1, 2, 3
                              not included elsewhere.
----------------------------- -------------------------------------------------------------- ---------------------------------
----------------------------- -------------------------------------------------------------- ---------------------------------
6.5    Collection and bank    Collection charges on checks and drafts and charges for        See Exhibit B Appendix
       service charges        checking accounts and money orders.                            at A; and D 1, 2, 3
----------------------------- -------------------------------------------------------------- ---------------------------------
----------------------------- -------------------------------------------------------------- ---------------------------------
6.6    Sundry general         Direct expense of local agency meetings, luncheons and         See Exhibit B Appendix
       expenses               dinners, tabulating service rendered by  outside at            A; B 1, 2; C 1, 2; and
                              organizations, gifts and donations. Any portion of             D 1, 2, 3
                              commissions and expense allowances on
                              reinsurance assumed for group business which
                              represents specific reimbursement of expenses.
                              Reimbursement to another insurer for expense of
                              jointly underwritten group contracts.
----------------------------- -------------------------------------------------------------- ---------------------------------
----------------------------- -------------------------------------------------------------- ---------------------------------
6.7    Group service and      Administration fees, service fees, or any other form of        See Exhibit B Appendix
       administration fees   allowance, reimbursement of expenses, or compensation (other    at D 1, 2
                              than commissions) to agents, brokers, applicants,
                              policyholders or third parties in connection with
                              the solicitation, sale, issuance, service and
                              administration of group business.
----------------------------- -------------------------------------------------------------- ---------------------------------





----------------------------- ------------------------------------------------------------- ----------------------------------
   Expense Line Item Per                                                                     Basis of Expense Allocation***
  General Expense Exhibit*                Expense Classification Description**
----------------------------- ------------------------------------------------------------- ----------------------------------
----------------------------- ------------------------------------------------------------- ----------------------------------
6.8    Reimbursements by      Report as a negative amount administrative fees, direct       No allocation -  direct charge
       uninsured accident     reimbursement of expenses, or other similar receipts or       to company
       and health plans       credits attributable to uninsured accident and health plans and the uninsured portion of partially insured accident and health plans.
----------------------------- ------------------------------------------------------------- ----------------------------------
----------------------------- ------------------------------------------------------------- ----------------------------------
7.1    Agency expense         All bona fide allowance for agency expense, but not           No allocation - direct charge to
       allowance              allowances constituting additional compensation.              company
----------------------------- ------------------------------------------------------------- ----------------------------------
----------------------------- ------------------------------------------------------------- ----------------------------------
7.2    Agents' balances       Agents' balances charged off less any amounts recovered       No allocation - direct charge to
       charged off            during the year.                                              company
----------------------------- ------------------------------------------------------------- ----------------------------------
----------------------------- ------------------------------------------------------------- ----------------------------------
7.3    Agency conferences     Cost of banquets and rental of meeting rooms.  Expenses of    Primary dollars are a direct
       other than local       all persons traveling to conferences and their expenses at    charge to company.  The
       meetings               conferences.                                                  remaining expenses in this
                                                                                            category are allocated per
                                                                                            Exhibit B Appendix at C 1; and D
                                                                                            1
----------------------------- ------------------------------------------------------------- ----------------------------------
----------------------------- ------------------------------------------------------------- ----------------------------------
9.1    Real estate expenses   The cost of repairs, maintenance, service, and operation of   Direct charges by company are
                              all real estate properties including insurance whether        based on square footage.
                              occupied by the company or not; salaries and other            Allocated expenses are handled
                              compensation of managing agents and their employees;          per Exhibit B Appendix at A;
                              expenses incurred in connection with rental of such           B 1, 2; C 1, 2; and D 1, 2, 3
                              properties; legal fees specifically associated with real
                              estate transactions other than sale; rent, salaries and
                              wages, and other direct expenses of any branch of Home
                              Office until engaged solely in real estate work (not real
                              estate and mortgages combined).
----------------------------- ------------------------------------------------------------- ----------------------------------
----------------------------- ------------------------------------------------------------- ----------------------------------
9.2    Investment expenses    Only items for which no specific provisions has been made     See Exhibit B Appendix
       not included           elsewhere, e.g., contributions or assessments for             at A; and D 1, 2, 3
       elsewhere              bondholders' protective committees, fees of investment
                              counsel, custodian and trustee fees.
----------------------------- ------------------------------------------------------------- ----------------------------------

Note: Line 9.3, Aggregate write-ins for expenses, was not detailed in this exhibit. The types of expenses, if any, and the corresponding allocation basis are completely variable year-to-year. The Cost
         Management Department will maintain appropriate records for this line item.





---------------------------- ------------------------------------------------------- ------------------------------------
   Expense Line Item Per                                                               Basis of Expense Allocation***
 Taxes, Licenses and Fees             Expense Classification Description**
         Exhibit*
---------------------------- ------------------------------------------------------- ------------------------------------
---------------------------- ------------------------------------------------------- ------------------------------------
1.   Real estate taxes       Those taxes directly assessed against property owned    Direct charges by company are
                             by the company.  Canadian and other foreign taxes       based on square footage.
                             should be included appropriately.                       Allocated expenses are handled per

                                                                                     Exhibit B Appendix at A; B 1, 2;
                                                                                     C 1, 2; and D 1, 2, 3
---------------------------- ------------------------------------------------------- ------------------------------------
---------------------------- ------------------------------------------------------- ------------------------------------
2.   State insurance         Assessments to defray operating expenses of any state   No allocation - direct charge to
     department licenses     insurance department.  Canadian and other foreign       company
     and fees                taxes should be included appropriately.  Fees for
                             examinations by state departments.
---------------------------- ------------------------------------------------------- ------------------------------------
---------------------------- ------------------------------------------------------- ------------------------------------
3.   State taxes on          State taxes based on policy reserves, if in lieu of     No allocation - direct charge to
     premiums                premium taxes.  Canadian and other foreign taxes        company
                             should be included appropriately. Any portion of
                             commissions or allowances on reinsurance assumed
                             for group business which represents specific
                             reimbursement of premium taxes. Deduct any portion
                             of commissions or allowances on reinsurance ceded
                             for group business which represents specific
                             reimbursement of premium taxes.
---------------------------- ------------------------------------------------------- ------------------------------------
---------------------------- ------------------------------------------------------- ------------------------------------
4.   Other state taxes       Assessments of state industrial or other boards for     No allocation - direct charge to
                             operating expenses or for benefits to sick unemployed   company
                             persons in connection with disability benefit laws or
                             similar taxes levied by states.  Canadian and other
                             foreign taxes are to be included appropriately.
                             Advertising required by law, regulation or ruling,
                             except in connection with investments. State sales
                             taxes, if company does not exercise option of
                             including such taxes with the cost of goods and
                             services purchased. State income taxes.
---------------------------- ------------------------------------------------------- ------------------------------------
---------------------------- ------------------------------------------------------- ------------------------------------
5.   U.S. Social Security    Company's contribution is based on the current tax      See Exhibit B Appendix
     taxes                   rate, which is applied to all wages, salary or          at A; B 1, 2; C 1, 2; and D 1, 2, 3
                             compensation entered on the employees earning record
                             and federal unemployment tax.
---------------------------- ------------------------------------------------------- ------------------------------------
---------------------------- ------------------------------------------------------- ------------------------------------
6.   All other taxes         Guaranty fund assessments and taxes of Canada or of     No allocation - direct charge to
                             any other foreign country not specifically provided     company
                             for elsewhere.  Sales taxes, other than state sales
                             taxes, if company does not exercise option of
                             including such taxes with the cost of goods and
                             services purchased.
---------------------------- ------------------------------------------------------- ------------------------------------


                                    EXHIBIT B

                                    APPENDIX



           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES



A.   Office 001, 201, 203, 204, 205, 206, 207, 208 and 209 factors to the Life
     Parent Company are based on Service Level Agreements. Once expenses are charged to the Life Parent Company a second and third tier of allocation occurs, which allocates expenses to Profit Centers and Life Affiliates.

B. P&C Head Office (Office 032) allocations to the Life Parent Company are based on:

1.       Agents' compensation
2.       Time and effort studies

C.   Regional Office allocations to the Life Parent Company are based on:

1.       Agents' compensation
2.       Time and effort/usage studies
3.       System capacity studies

D.   Life Parent Company allocations to Life Affiliates are based on:

1.       Expenses are direct coded to the appropriate company.
2. Determination of how expense is to be allocated to profit center is based on time studies, project activity, required capital and invested assets.

      The intercompany factors are based on the following methodology:

         Profit Center                      Methodology                                 Company
         -------------                      -----------                                 -------
         Allstate Agent                     Policies in force                           030, 036
         Northbrook/Glenbrook               Reserves in force                           031, 036,038
         Structured Settlements             Premium income                              030, 036
         Direct Response                    Premium income                              030, 036
         Lincoln Benefit                    Time and effort studies                     direct to 034
         Surety Life                        Time and effort studies                     direct to 032
         Group Pensions                     Time and effort studies                     direct to 030

     3.  Any Investment Expense is based on Invested Assets.

                                    EXHIBIT C

                            EXPENSE PROCESS OVERVIEW
                            ALLSTATE INSURANCE GROUP



For purposes of operational analysis and financial reporting, functional expense groups are made up of three primary categories: (1) Loss adjustment expenses,
(2) Other underwriting expenses; and (3) Investment expenses. A more detailed description of expense items, which comprise these categories, is provided in Exhibits A and B. These exhibits are the framework for reporting expenses required by the NAIC. The expense categories, in turn, flow into the financial records based on the following cost allocation methods: a direct charge basis; an allocated or shared basis; or in accordance with the terms of one or several reinsurance agreements. The combined expense process ultimately provides for financial records that reflect the financial performance of the business.

On a day-to-day basis, expenses are incurred directly by companies within the Allstate Group. The expenses are charted numerically by account. Formalized procedures are used in order to ensure that the expenses are accurately recorded and allocated to the appropriate office, company, cost center and cost element. Allocations are also provided for various support costs, which include: company, cost center and general ledger account (cost element) level with the objective of providing for an accurate means of tracking expenses..

A brief description of each of the three expense categories follows:

o Loss adjustment expenses are various costs associated with the claim handling process. These costs, which comprise all aspects of the claims handling function, include: the adjustment, factual investigation, defense and recordkeeping functions. Salaries of claim personnel and allocated executive salaries, as well as other basic costs associated with the claim function (accounting, data processing, rent, utilities, etc.) are grouped in this category. Generally, these expenses may be either direct charged, allocated, or flow to an entity by means of a separate reinsurance agreement.

o Other underwriting expenses include acquisition, general expenses, taxes, licenses and fees. The larger piece, acquisition expenses, is comprised of agent commissions, various expenses related to underwriting (motor vehicle reports, home inspections, etc.), salaries, marketing and other allocations of expenses which support the production of new and renewal business. General expenses are typically administrative in nature and do not fit cleanly in any other expense grouping. Taxes, licenses and fees pertain to: taxes (income and franchise) and licenses fees levied by state and local government; insurance department expenses; and guaranty fund assessments. These expense categories are charged to an entity in any of the same three methods shown above for Loss adjustment expenses.

o Investment expenses for research, purchase and sale activities, safekeeping, accounting and data support are the bulk of expenses in this bucket. Generally, these expenses will flow to an entity by direct charges to an entity or on an allocated basis.



The mechanism for recording expenses can occur by means of one of the following three methods:

o Direct Charges - This method is used where the expenses are unique to the company incurring them. These types of expenses are not allocated to another Allstate Company due to their unique relationship to the company incurring them. Expense payments are classified to the responsible company through an accounting coding expense system involving charge company, cost center, and cost element (See Exhibits A and B for more detail). By way of example: agents' commissions, taxes, licenses and fees, and bad debt expense are company specific, and therefore, coded directly to the appropriate company.

o        Allocations

     The expense allocation process can be divided into 3 subcategories:


1. Office - The objective of this phase of the allocation process is to properly transfer various support costs performed by one organization to another organization that they directly relate to. The basic justification for this cost transfer is efficiency gain, which is mutually beneficial to both parties. Certain processes are centrally performed on behalf of a number of entities, then allocated to the office/company being supported. Routine expenses of this nature often include support activities from the following functional areas: Accounting; Systems; Investments; Corporate Relations; Law and Regulation; and Human Resources. These costs cannot be directly expensed, it is necessary to provide for an appropriate method of allocation. An example of this method of allocation would relate to the accounting treatment of costs and expenses attributable to Allstate's Internal Audit Department (IAD). As part of the Allstate Corporate Home Office structure, IAD salaries and related expenses are allocated to other Affiliates companies and/or offices (i.e. data and profit centers) based on time and effort studies. The terms for this allocation are delineated in a separate agreement between the parties which is referred to as a Shared Service Agreement (SSA). The SSA is a vehicle which allows the parties to agree in advance on certain essential terms and conditions which include: a description of the services to be provided; the period covered; costs and standards. The SSA concept can be used to transfer expenses between Brands (e.g., Allstate, Indemnity, Life), between Shared Services (e.g., Finance, Investments, Human Resources, Technical) or between a Brand and Shared Service.

     The Accounting Department database is programmed to perform the allocation process on a monthly basis. The process begins with the extraction of direct costs for each office, company, cost center and general ledger account. Varying premium and claim statistics (e.g., policies in force, claim counts) as well as other common factors (e.g., number of employees, number of retirees) are then entered into the program. The resulting data provides the bases, or allocation drivers, for transferring expenses from an office/cost center /general ledger account level of detail to other charge offices/cost centers /general ledger accounts. Detail records are generated in order to provide the source and recipient of the allocated expenses.

     A separate process has been initiated in order to periodically review the accuracy of the factors or drivers of the allocations. The accuracy of service provider time and effort studies may be taken into account (i.e. projected v. actual). Other factors that may be considered include an inventory of activities and customers in order to ensure that allocations are accurate. Intensive discussions and management agreement between the provider and customer are also an integral part of the process. Flexibility in the overall allocation process must routinely occur to provide for changes in the business activities or organizational structure.

2. Company - This step in the expense allocation process is similar the office expense allocation process described above in that allocations are charged to other affiliates . For instance, both Allstate Insurance Company and Allstate Life Insurance Company incur expenses on a direct basis for themselves and on behalf of their affiliates. A portion of these expenses may be transferred to the affiliated companies, as appropriate. Fixed factors are normally based on internal time and effort studies, agents' compensation, or statistical criteria such as gross policies issued or claim notice counts.

3. Uniform Accounting Transfer (UAT) - The next step in the process is to reclassify all of the general office expenses addressed in the direct charges and expense allocation (office and company) sections above, having been recorded on a management basis, to their required statutory expense classifications. The use of a consistent basis for reporting expenses, as dictated by the NAIC, allows the Regulators to better compare various insurance companies' operations. On the property/casualty side, broad expense categories and detail breakouts are required for both the Expense
     Exhibit in the annual Statutory Statement as well as the Supplemental Expense Filing, which is contained in the Insurance Expense Exhibit. For Life companies, the General Expense and the Taxes, Licenses and Fees Exhibits from the annual Statutory Statement have distinct expense categories. A synopsis of these required expense categories, along with a description of each expense category and the basis of allocation presently used by Allstate is contained in Exhibit A and appendix (Property & Casualty affiliates) and Exhibit B and appendix (Life Company affiliates).

     In order to provide for accurate summarization and reporting, each general ledger account (cost element) included in the Chart of Accounts is assigned a statutory expense classification. Loss adjustment, other underwriting and investment expenses are the broad classifications that UAT applies to. By way of example, a systems function, whether relating to claims, sales, or investments, is initially classified as a general office expense on a management basis. Based on the UAT process, these expenses are reclassified for statutory reporting purposes to loss adjustment, other underwriting or investments. Taxes, licenses and fees, although included in the other underwriting expense category, are not used in the UAT calculation process. These expenses are directly charged to the appropriate statutory classification within company.

     Reinsurance Agreements - Separate arrangements exist between the property/casualty parent, Allstate Insurance Company, and certain affiliates, and the life parent, Allstate Life Insurance Company, and certain affiliates that drive expenses. Terms and conditions relating to methods of expense classification are contained in each of the individual reinsurance agreements. Typically, the reinsurer will be liable for a pre determined pro-rata share of all underwriting related expenses to support the assumed business. However, the reinsurer is not generally liable for the investment expenses.

                                    EXHIBIT D

                                   DEFINITIONS



The following terms shown by "process flow" and "general" categories are commonly used in explanation of the Allstate Group's overall expense process. Presentation of the "process flow" section follows the same hierarchical order of our current expense processing methodology.

PROCESS FLOW

Company - Identifies legal entity that expense is charged to and may be disbursed from. Each entity who is a party to this agreement is assigned a separate three digit company code (e.g., Allstate Insurance Company - 010, Allstate Life Insurance Company - 030). A "charged company" is the Allstate entity charged with the expense under review and whose Statement of Income would be ultimately impacted.

Cost Centers -- Describe where specific costs were incurred. Cost Centers will be the most common object used. Cost centers are areas of organizational responsibility in which costs are incurred and planned. Identifies administrative grouping within an office and duties as well as the manager responsible. Regional Office Departments include: Underwriting; Sales; Human Resources; and Claims. Each Regional Office is assigned a distinct four digit number.

Cost Elements -- They describe what specific costs have occurred. They are used to plan and incur direct expenses for cost objects representing a unique item or category of expense to the company.

Internal Orders -- A short-term cost collector used to collect, identify and allocate costs associated with a process, event or activity.

Office --Typically, office codes identify high level responsibility for the expenses charged. Office level configuration (by type or geographical location) is a key building block in the accumulation of Allstate's expenses. This data is used in preparing the various expense analyses/reports prepared. A "charged office" is the office within an Allstate entity charged with the expense under review. The decision regarding which office to charge with an expense is based on Statement of Income impact analysis. Offices may include various high level types, such as Profit Centers (Midwest Regional Office - 002), , Data Centers (Atlantic - 136), Shared Services (Human Resources - 204), and Home Offices (Corporate Home Office - 001, PP&C Head Office - 032). Each Office is designated by a three-digit code.

Profit Center -- Aligns expense to a distribution channel, geographic location and product grouping (i.e. Denver Region, Colorado, Standard Auto).


GENERAL

Assessments/Allocated Expenses -- which are incurred by one Allstate Company or office and charged, or allocated, to other companies or offices on the basis of mutual benefit. Examples of the types of allocated expenses include: Loss Adjustment, Other Underwriting and Investment Expenses. These expenses include allocations in Cost Centers from Cost Elements to Secondary Cost Elements and are described in Exhibit C. Criteria for cost allocation "drivers" are based on the implementation of management objectives. The assessments can use all three methods of allocations: Field Percentage; Fixed Amount; and Variable Portions which contain Statistical Key Figures. Additional information is included in the Exhibits and Appendixes attached. Allocation drivers agreed to by Management are used to allocate expenses, and these are described in detail in the various exhibits and appendixes.

Reinsurance Agreement - An agreement between two parties where one insurer spreads its risk (premium, loss and expense) of losses with other insurers.

                                    EXHIBIT E
                               INVESTMENT SERVICES

A. Appointment. The Board of Directors of Affiliate (the "Board") has appointed Allstate as the investment advisor and manager of its investment assets (the "Account"). Pursuant to the Service and Expense Agreement of which this is Exhibit E (the "Agreement"), AFFILIATE grants Allstate the power and authority to advise, manage, and direct the investment and reinvestment of the assets of the Account for the period and on the terms and conditions set forth herein, subject to the supervision of the Board. Such Activities shall be conducted subject to and in accordance with the investment objectives, restrictions, and strategies set forth in the of Investment Policy and Investment Plan (the "Policy") adopted by the Board, and in accordance with such other limitations and guidelines as may be established from time to time for the Account by the Board (such investment objectives, restrictions, strategies, limitations, and guidelines herein referred to collectively as the "Investment Guidelines"). Allstate hereby accepts such responsibility and agrees during such period to render the services and to assume the obligations herein set forth.

B. Allstate as Agent. Allstate shall, for purposes of this Agreement, be granted and exercise full investment discretion and authority in buying, selling or otherwise disposing of or managing the investment of the assets held in the Account and in the performance of the services rendered hereunder, and shall do so as AFFILIATE's agent only, subject to Allstate's adherence to the policy stated in Item A, above. AFFILIATE hereby authorizes Allstate to exercise all such powers with respect to the assets of the Account as may be necessary or appropriate for the performance by Allstate of its obligations under this Agreement, subject to the supervision of the Board and any limitations contained herein.

C. Investment Advisory Services. In furtherance of the foregoing, and in carrying out its obligations to manage the investment and reinvestment of the assets in the Account, Allstate shall, as appropriate and consistent with the Investment Guidelines: (a) perform research and obtain and evaluate such information relating to the economics, industries, businesses, markets and new investment structures, techniques, practices, and financial data as Allstate deems appropriate in its discharge of its duties under this Agreement; (b) consult with and furnish to the Board recommendations with respect to overall investment strategies for the Account; (c) seek out and implement specific investment opportunities, consistent with such overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing the investment of the assets of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments; (d) regularly report to the Board with respect to the implementation of investment strategies and any other activities in connection with management of the Account's assets, including furnishing to the Board, within 45 days after the end of each quarter, a report including a summary of investment activity during the quarter; (e) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account; (f) determine the securities to be purchased or sold by the Account and place orders either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer that Allstate selects; and (g) perform the services hereunder in a manner consistent with investment objectives and policies of AFFILIATE as detailed in the Investment Guidelines, as amended from time to time, and in compliance with the applicable provisions of the insurance laws and regulations of AFFILIATE's domicile, as amended and any other applicable insurance laws.

D. Allocation of Brokerage. Allstate is authorized in its sole discretion to select the brokers or dealers that will execute the purchases and sales of securities for the Account. In making such selection, Allstate shall use its best efforts to obtain for the Account the most favorable net price and execution available taking into account all appropriate factors, including price, dealer spread or commission, if any, and size and difficulty of the transaction.

If, in the judgment of Allstate, AFFILIATE would be benefited by supplemental investment research, Allstate is authorized, but not obligated, to select brokers or dealers on the basis of research information, materials, or services they could furnish to Allstate for potential use in supplementing Allstate's own information and in making investment decisions for the Account. The expenses of Allstate and the charges to AFFILIATE may not necessarily be reduced as a result of receipt of such supplemental information. Subject to the above requirements, nothing shall prohibit Allstate from selecting brokers or dealers with which it or AFFILIATE is affiliated.

E. Service to Other Clients. AFFILIATE acknowledges that Allstate may perform services for clients other than AFFILIATE which are similar to the services to be performed pursuant to this Agreement, and that Allstate is free to do so provided that its services pursuant to this Agreement are not in any way impaired. AFFILIATE agrees that Allstate may provide investment advice to any of its other clients that may differ from advice given to AFFILIATE, or take action with respect to assets owned by it or its other clients that may differ from the action taken with respect to the Account and/or assets held therein, so long as Allstate, to the extent reasonable and practicable, allocates investment opportunities to the Account on a fair and equitable basis relative to Allstate's other clients. It is understood that Allstate shall have no obligation to purchase or sell, or to recommend for purchase or sale for the Account, any security which Allstate, its affiliates, employees or agents may purchase or sell for its or their own accounts or for the account of any other client, if, in the opinion of Allstate, such transaction or investment appears unsuitable, impractical or undesirable for the Account. It is agreed that Allstate may use any supplemental investment research obtained for the benefit of AFFILIATE in providing investment advice to its other clients or its own accounts. Conversely, such supplemental information obtained by the placement of business for Allstate or other entities advised by Allstate will be considered by and may be useful to Allstate in carrying out its obligations to AFFILIATE.

F. Allocation of Trades. It is acknowledged that securities held by AFFILIATE may also be held by separate investment accounts or other funds for which Allstate may act as a manager or by Allstate or its other affiliates. If purchases or sales of securities for AFFILIATE or other entities for which Allstate or its affiliates act as investment manager arise for consideration at or about the same time, AFFILIATE agrees that Allstate may make transactions in such securities, insofar as feasible, for the respective entities in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Allstate during the same period may increase the demand for securities being purchased or the supply of securities being sold, AFFILIATE recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when Allstate deems the purchase or sale of a security to be in the best interests of AFFILIATE as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for AFFILIATE with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Allstate in the manner it considers to be most equitable and consistent with its obligations to AFFILIATE and to such other accounts or companies. AFFILIATE recognizes that in some cases this procedure may adversely affect the size of the position obtainable for AFFILIATE.

G. Contracts; Authorized Signatories. Allstate shall have the full power, right and authority, as AFFILIATE's agent, in accordance with this Agreement and the Investment Guidelines, to negotiate, apply for, enter into, execute, deliver, amend, modify and/or terminate legal documents of every kind and nature relating to or required by the investment of the assets of the Account. All such documents may be entered into in AFFILIATE's name or in Allstate's name (as agent for AFFILIATE), as Allstate shall determine, and all such documents shall be legally binding on AFFILIATE. Those certain employees and officers of Allstate who are authorized to execute transactions and sign documentation pursuant to the Policies and Procedures and Investment Guidelines adopted pursuant to authorization of the Investment Committee of Allstate, as they may be amended from time to time, shall also be authorized to the same extent to execute transactions and sign documentation on behalf of AFFILIATE and/or Allstate in connection with transactions entered into on behalf of the assets of the Account pursuant to this Agreement.

H. Compliance with Legal Requirements. Allstate shall make all reasonable efforts to comply with and cause to be complied with all applicable laws, rules, and regulations of the AFFILIATE's domicile, and any federal, state or municipal authority governing this Agreement, the services rendered hereunder, the Account and the assets held therein. Without limiting the foregoing, Allstate shall comply with all securities laws and other laws applicable to the services provided under this Agreement.

I. Transaction Procedures. The assets of the Account are or will be held in custody by the bank custodian(s) appointed by AFFILIATE from time to time. Allstate shall not act as custodian for the assets of the Account and shall not under any circumstances have or be deemed to have ownership, custody or physical control of any of the assets of the Account. Allstate may, however, issue instructions to, and communicate with, the bank custodian for the Account as may be necessary and appropriate in connection with provision of its services pursuant to this Agreement. At the option of Allstate, instructions by Allstate to the bank custodian may be made orally or by computer, electronic instruction systems or telecommunications terminals. Allstate will confirm that the bank custodian has effected such instructions either by access to the bank's computerized identification system or by telephonic confirmation. The bank custodian will confirm with Allstate receipt of trade instructions orally or by computer for the Account. Allstate will instruct all brokers, dealers and counterparties executing orders on behalf of the assets of the Account to forward to Allstate and AFFILIATE copies of all confirmations.

J. Standard of Performance. Allstate shall discharge its duties hereunder at all times in good faith and with that degree of prudence, diligence, care and skill which a prudent person rendering services as an institutional investment manager and adviser would exercise under similar circumstances. The provisions of this Agreement shall not be interpreted to imply any obligation on the part of Allstate to observe any standard of care other than as set forth in this Section J.

K. Recordkeeping. Allstate shall keep and maintain an accurate and detailed accounting of each transaction concerning the assets of the Account and of all receipts, disbursements, and other transactions relating to the purchase and sale transactions arising hereunder. Allstate agrees to preserve such records for the greater of (i) six years; (ii) the required period pursuant to the insurance laws of AFFILIATE's domicile and related regulations; or (iii) such other time period that AFFILIATE may from time to time request. Allstate acknowledges that all such records shall be the property of AFFILIATE and shall be made available, within five (5) business days of a written request, to AFFILIATE, its accountants, auditors or other representatives of AFFILIATE for inspection and/or copying (at AFFILIATE's expense) during regular business hours. In addition, Allstate shall provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of AFFILIATE or as may be required by any governmental agency with jurisdiction hereunder.

Allstate further agrees to prepare and furnish to AFFILIATE and to other persons designated by AFFILIATE, at such regular intervals and other times as may be specified by AFFILIATE from time to time (i) such balance sheets, income and expense statements and other financial statements and reports, and (ii) such other statements, reports and information, in each case regarding the assets of the Account as AFFILIATE shall from time to time reasonably require.

In the event of termination for any reason, all such records or copies thereof shall be returned promptly to AFFILIATE, free from any claim or retention of rights by Allstate.

L. Liability of Allstate. In the absence of Allstate's willful or negligent misconduct (or the willful or negligent misconduct of its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with Allstate or retained by it to perform or assist in the performance of its obligations under this Agreement), neither Allstate nor any of its officers, directors, employees or agents shall be subject to liability to AFFILIATE for any act or omission in the course of, or connected with, rendering services hereunder.

M. Independent Contractor. Allstate shall for all purposes be deemed to be an independent contractor. Allstate shall have no power or authority to bind AFFILIATE or to assume or create an obligation or responsibility, express or implied, on behalf of AFFILIATE, nor shall it represent to anyone that it has such power or authority, except as expressly provided in this Agreement. Nothing in this Agreement shall be deemed to create a partnership between or among the parties, whether for purposes of taxation or otherwise.

                                    EXHIBIT F


TO INCLUDE A LIST OF AGREEMENTS WHICH WILL TERMINATE AS OF THE EFFECTIVE DATE OF THE MASTER SERVICE AND EXPENSE AGREEMENT. /

Investment Advisory and Management Agreement between Allstate Insurance Company and Lincoln Benefit Life Company effective as of January 1, 1996 pursuant to which Allstate Insurance Company provides investment advisory services to Lincoln Benefit Life Company, as amended effective January 1, 1996. (Form D-1 filed with Illinois Insurance Department on April 5, 1996 and Forms D filed in April and May 1996 with the Department of Insurance of Nebraska.)

Investment Advisory and Management Agreement between Allstate Insurance Company and Surety Life Insurance Company effective as of January 1, 1996 pursuant to which Allstate Insurance Company provides investment advisory services to Surety Life Insurance Company, as amended effective January 1, 1996. (Form D-1 filed with Illinois Insurance Department on April 5, 1996 and Forms D filed in April and May 1996 with the Department of Insurance of Utah.)

Investment Advisory and Management Agreement effective as of August 21, 1996 between Allstate Floridian Insurance Company and Allstate Insurance Company, pursuant to which Allstate Insurance provides investment advisory and management services to Allstate Floridian. (See Form D-1 dated July 23, 1996 filed with the Illinois Department of Insurance. See also letter dated January 23, 1997 from Florida Department of Insurance.)

Services Agreement executed September 25, 1996 and effective as of June 25, 1996 between Allstate Insurance Company and Allstate Floridian Insurance Company pursuant to which Allstate Insurance provides Allstate Floridian underwriting, claims, actuarial, policy processing, tax, legal, systems, accounting and customer support services. (See Form D-1 dated July 23, 1996 filed with the Illinois Department of Insurance. See also letter dated January 23, 1997 from Florida Department of Insurance.)

Service and Expense Agreement between Allstate Insurance Company and certain of its Subsidiaries and Affiliates effective June 16, 1997. (See Form D-1 filed with the Illinois Department of Insurance in May 1997 and other prior notification forms filed with the insurance departments of California, Nebraska, Texas and Utah in May 1997. Texas HCS# 27286.)

Investment Advisory and Management Agreement effective as of January 1, 1998 between Allstate Insurance Company and Allstate Floridian Indemnity Company pursuant to which Allstate Insurance provides investment services to Allstate Floridian Indemnity.

Investment Advisory and Management Agreement effective as of January 1, 1998 between Allstate Insurance Company and Allstate New Jersey Insurance Company pursuant to which Allstate Insurance provides investment services to Allstate New Jersey.

Investment Advisory and Management Agreement between American Surety and Casualty Company ("ASCC") and Allstate Insurance Company ("Allstate") dated January 1, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to ASCC for those assets so designated by ASCC (Form D-1 filed with Illinois Department of Insurance on November 17, 1998 and accepted pursuant to a letter dated December 3, 1998).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and American Heritage Life Insurance Company ("AHL") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to AHL for those assets so designated by AHL (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October
1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and AHL Select HMO Incorporated ("AHL Select") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to AHL Select for those assets so designated by AHL Select (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and First Colonial Insurance Company ("First Colonial") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to First Colonial for those assets so designated by First Colonial (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Florida Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Columbia Universal Life Insurance Company ("Columbia") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Columbia for those assets so designated by Columbia (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Texas Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Concord Heritage Life Insurance Company, Inc. ("Concord") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Concord for those assets so designated by Concord (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the New Hampshire Department of Insurance in October 1999).

Investment Advisory and Management Agreement between Allstate Insurance Company ("Allstate") and Keystone Life Insurance Company ("Keystone") dated October 31, 1999 pursuant to which Allstate will provide investment management services, investment advisory services, and certain other operational and administrative support services to Keystone for those assets so designated by Keystone (Form D-1 filed with the Illinois Department of Insurance in October 1999 and other prior notification forms filed with the Pennsylvania Department of Insurance in October 1999).

Exhibit 10.3

                         Investment Management Agreement
                                       And
               Amendment to Certain Service and Expense Agreements

                                      Among

                            ALLSTATE INVESTMENTS, LLC
                                       And

                           ALLSTATE INSURANCE COMPANY
                                       And

                            THE ALLSTATE CORPORATION
                                       And

                               Certain Affiliates

This Agreement made and effective as of January 1, 2002, among ALLSTATE INVESTMENTS, LLC, a Delaware limited liability company ("ALLSTATE INVESTMENTS"), ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation and parent of Allstate and ALLSTATE INVESTMENTS ("Allcorp"), and those additional subsidiaries of Allcorp whose signatures appear below (individually an "Affiliate" and collectively with Allstate and Allcorp, the "Allstate Affiliates").

                              W I T N E S S E T H:


Allstate currently provides investment management services to Allcorp and certain insurance Affiliates pursuant to a Service and Expense Agreement, dated as of January 1, 1999 (the "Insurance Affiliates Service Agreement") and to certain non-insurance Affiliates pursuant to a Service and Expense Agreement, dated as of January 1, 2000 (the "Non-Insurance Affiliates Service Agreement," and, collectively with the Insurance Affiliates Service Agreement, the "Service Agreements").

It has been determined that such investment management services in the future will be more appropriately provided to the Allstate Affiliates by a separate entity performing only investment management activities rather than by a department of Allstate, resulting in benefits to the Allstate Affiliates. Therefore, subject to obtaining all required regulatory approvals, effective January 1, 2002, Allstate's Investment Department will cease providing investment management services pursuant to the Service Agreements. All investment management services will instead be provided to the Allstate Affiliates by ALLSTATE INVESTMENTS, an Allcorp subsidiary.

To accomplish this change, the Allstate Affiliates desire to amend the Service Agreements to terminate the provision of investment management services by Allstate. They also desire to contract with ALLSTATE INVESTMENTS for the rendering of investment management services by ALLSTATE INVESTMENTS subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE 1
                    AMENDMENT OF EXISTING SERVICE AGREEMENTS

1.1 Insurance Affiliates Service Agreement. Allcorp, Allstate, and each insurance Affiliate hereby agree to amend the Insurance Affiliates Service Agreement by deleting Exhibit E and all references thereto such that Allstate no longer provides investment management services to Allcorp or any insurance Affiliate.

1.2 Non-Insurance Affiliates Service Agreement. Allstate and each non-insurance Affiliate hereby agree to amend the Non-Insurance Affiliates Service Agreement by deleting Exhibit B and all references thereto such that Allstate no longer provides investment management services to any non-insurance Affiliate.

                                    ARTICLE 2
                         INVESTMENT MANAGEMENT SERVICES

3. 2.1 Appointment. Each Allstate Affiliate hereby engages ALLSTATE INVESTMENTS as the investment manager of its investment assets and grants ALLSTATE INVESTMENTS the power and authority to advise, manage, and direct the investment and reinvestment of such assets for the period and on the terms and conditions set forth herein. Such activities shall be conducted subject to and in accordance with the investment objectives, restrictions, and strategies set forth in the Investment Policy and Investment Plan (the "Policy") adopted by the Board of Directors of each such Allstate Affiliate with respect to its respective investment portfolios, and in accordance with such other limitations and guidelines as may be established from time to time for such portfolios by such Boards (such investment objectives, restrictions, strategies, limitations, and guidelines herein referred to collectively as the "Investment Guidelines"). ALLSTATE INVESTMENTS hereby accepts such responsibility and agrees during such period to render the services and to assume the obligations herein set forth, all as more fully described in Exhibit A, attached hereto (the "Services"). Each of the Allstate Affiliates may from time to time reach agreement with ALLSTATE INVESTMENTS that only certain of the listed Services will be provided.

2.2 Charges and Expenses. Each Allstate Affiliate agrees to pay ALLSTATE INVESTMENTS a fee for the Services equal to ALLSTATE INVESTMENTS' fully burdened basis point charge for the management of such Allstate Affiliate's portfolio. The fully burdened basis point charge is ALLSTATE INVESTMENTS's actual cost of managing the portfolios in which such Allstate Affiliate invests, including the provision of all administrative, reporting or other services required to manage the portfolios and provide the Services. To the extent any of ALLSTATE INVESTMENTS's costs are determined by allocations from any Allstate Affiliate, the allocation shall be made in accordance with the general provisions of the NAIC expense classification and allocation guidelines applicable to all inter-company allocations between Allstate and its insurance affiliates. ALLSTATE INVESTMENTS shall maintain and make available for review by any Allstate Affiliate, or any regulator having jurisdiction over such Allstate Affiliate, documentation showing the calculation of all such charges. Any Allstate Affiliate may request a review of such charges for the Services and such review will occur promptly thereafter. All brokerage commissions and other direct transaction charges payable to third parties shall be in addition to any fees payable to ALLSTATE INVESTMENTS for Services and may be paid on each Allstate Affiliate's behalf from the assets in the such entities portfolio or may be paid by ALLSTATE INVESTMENTS and reimbursed by such Allstate Affiliate.

2.3 Payment. ALLSTATE INVESTMENTS will charge each Allstate Affiliate for the Services via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. The process will be completed by personnel of ALLSTATE INVESTMENTS and each of the Allstate Affiliates in the most timely and effective method available.

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

3.1 Previous Agreements. Except for the amendments to the Service Agreements pursuant to Article 1 above, nothing in this Agreement shall be deemed to amend any previously executed agreement between the parties.

3.2 Scope of Services. The scope of, and the manner in which, ALLSTATE INVESTMENTS provides the Services to the Allstate Affiliates shall be reviewed periodically by ALLSTATE INVESTMENTS and the Allstate Affiliates.

3.3 Standard of Performance. ALLSTATE INVESTMENTS shall discharge its duties hereunder at all times in good faith and with that degree of prudence, diligence, care and skill which a prudent person rendering services as an institutional investment manager would exercise under similar circumstances. The provisions of this Agreement shall not be interpreted to imply any obligation on the part of ALLSTATE INVESTMENTS to observe any standard of care other than as set forth in this Section 3.3.

3.4 Books and Records. Upon reasonable notice, and during normal business hours, each Allstate Affiliate shall be entitled to, at its own expense, inspect records that pertain to the computation of charges for the Services. ALLSTATE INVESTMENTS shall at all times maintain correct and complete books, records and accounts of all Services. Each Allstate Affiliate shall have unconditional right of ownership of any records prepared on its behalf under this Agreement.

3.5 Liability of ALLSTATE INVESTMENTS. In the absence of ALLSTATE INVESTMENTS's willful or negligent misconduct (or the willful or negligent misconduct of its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with ALLSTATE INVESTMENTS or retained by it to perform or assist in the performance of its obligations under this Agreement), neither ALLSTATE INVESTMENTS nor any of its officers, directors, employees or agents shall be subject to liability to any Allstate Affiliate for any act or omission in the course of, or connected with, rendering services hereunder.

3.6 Independent Contractor. ALLSTATE INVESTMENTS shall for all purposes be deemed to be an independent contractor. All persons performing duties hereunder at all times during the term of this agreement shall be under the supervision and control of ALLSTATE INVESTMENTS, and shall not be deemed employees of any Allstate Affiliate as a result of this Agreement and the Services provided hereunder. ALLSTATE INVESTMENTS shall have no power or authority to bind any Allstate Affiliate or to assume or create an obligation or responsibility, express or implied, on behalf of any Allstate Affiliate, nor shall it represent to anyone that it has such power or authority, except as expressly provided in this Agreement. Nothing in this Agreement shall be deemed to create a partnership between or among the parties, whether for purposes of taxation or otherwise.

3.7 Assignment. ALLSTATE INVESTMENTS shall not assign its obligations or rights under this Agreement without the written consent of each Allstate Affiliate. ALLSTATE INVESTMENTS may terminate this Agreement in its entirety, and each Allstate Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to any Affiliate, this Agreement shall terminate immediately with respect to such Allstate Affiliate. Under no circumstances will the initial term of this Agreement exceed five (5) years.

3.8 Notices. All communications provided for hereunder shall be in writing, and if to an Allstate Affiliate, mailed or delivered to such Allstate Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank, Attention: Secretary, or if to an entity not filing a statutory Annual Statement Blank, mailed or delivered to its office at 3075 Sanders Road, Northbrook, Illinois 60062, Attention: Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.

                            The Allstate Corporation

                           By: ______________________
                               James P. Zils
                               Treasurer


                           Allstate Insurance Company

                           By: ______________________
                               James p. Zils
                               Vice President and Treasurer


                            Allstate Investments, LLC

                           By: ______________________
                               Casey J. Sylla
                               Chairman of the Board and President

                              AHL Select HMO, Inc.

                           By: ______________________
                               John. Anderson, Jr.
                              Secretary and Treasurer


                           Allstate Assurance Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                            Allstate County Mutual Insurance Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                           Allstate Enterprises, Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                             Allstate Financial, LLC

                           By: ______________________
                               James P. Zils
                               Treasurer


                         Allstate Financial Corporation

                           By: ______________________
                               James P. Zils
                               Treasurer

                          Allstate Fire and Casualty Insurance Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          Allstate Floridian Indemnity Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                           Allstate Floridian Insurance Company

                           By: ______________________
                               James P. Zils
                          Vice President and Treasurer


                             Allstate Holdings, LLC

                           By: ______________________
                               James P. Zils
                               Executive Vice President and Treasurer


                           Allstate Indemnity Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                           Allstate International Inc.

                           By: ______________________
                               James P. Zils
                               Executive Vice President and Treasurer

                           Allstate International Insurance Holdings, Inc.

                           By: ______________________
                               James P. Zils
                               Executive Vice President and Treasurer


                           Allstate Life Insurance Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                            Allstate Motor Club, Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                           Allstate New Jersey Holdings, LLC

                           By: ______________________
                               James P. Zils
                               Executive Vice President and Treasurer


                            Allstate New Jersey Insurance Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer

                           Allstate Non-Insurance Holdings, Inc.

                           By: ______________________
                               James P. Zils
                               Treasurer






                           Allstate North American Insurance Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          Allstate Property and Casualty Insurance
                          Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          American Heritage Life Insurance Company

                           By: ______________________
                               John K. Anderson, Jr.
                               Executive Vice President, Treasurer,
                               Chief Financial   Officer and
                               Corporate Secretary


                          American Heritage Life Investment Corporation

                           By: ______________________
                               James P. Zils
                               Treasurer


                          Allstate Texas Lloyd's. Inc.

                           By:_______________________
                              James P. Zils
                               Vice President and Treasurer

                           Charter National Life Insurance Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                          Columbia Universal Life Insurance Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                          Concord Heritage Life Insurance Company Inc.

                           By: ______________________
                               James P. Zils
                               Treasurer


                           Deerbrook Insurance Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          Direct Marketing Center Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                             Encompass Holdings, LLC

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer

                           Encompass Indemnity Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          Enterprises Services Corporation

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          First Colonial Insurance Company

                           By: ______________________
                               John K. Anderson, Jr.
                               Senior Vice President and Secretary


                          Glenbrook Life and Annuity Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                           Ivantage Group, LLC

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          Ivantage Select Agency, Inc.

                           By: ______________________
                               James P. Zils
                               Treasurer

                          Ivory Holdings, LLC

                           By: ______________________
                               John K. Anderson, Jr.
                               Secretary


                         Keystone State Life Insurance Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                          Lincoln Benefit Life Company

                           By: ______________________
                                            James P. Zils
                                            Treasurer


                          Northbrook Indemnity Company

                           By: ______________________
                                            James P. Zils
                          Vice President and Treasurer


                           Northbrook Life Insurance Company

                            By: ____________________
                                James P. Zils
                                Treasurer


                            Northbrook Services, Inc.

                           By: ______________________
                               James P. Zils
                               Treasurer

                             Pembridge America Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                              Rescue Express, Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                        Roadway Protection Auto Club, Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                          Sterling Collision Centers, Inc.

                           By: ______________________
                               James P. Zils
                               Treasurer


                          Surety Life Insurance Company

                           By: ______________________
                               James P. Zils
                               Treasurer


                             Tech-Cor, Inc.

                           By: ______________________
                               James P. Zils
                               Treasurer

                           The Northbrook Corporation

                           By: ______________________
                               James P. Zils
                               Treasurer


                          USF&G Business Insurance Company

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                         Willow Insurance Holdings Inc.

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer


                            Willow Lake Holdings, LLC

                           By: ______________________
                               James P. Zils
                               Vice President and Treasurer

                                   Exhibit A
                               INVESTMENT SERVICES

     A. Appointment. This Exhibit A details the Services to be provided by ALLLSTATE INVESTMENTS pursuant to the Investment Management Agreement among ALLSTATE INVESTMENTS and certain Allstate Affiliates to which this Exhibit A is attached. For purposes of this Exhibit A, the investment portfolio of each Allstate Affiliate will be referred to as an Account

     B. ALLSTATE INVESTMENTS as Agent. ALLSTATE INVESTMENTS shall be granted and exercise full investment discretion and authority in buying, selling or otherwise disposing of or managing the investment of the assets held in each Account and in the performance of the services rendered hereunder, and shall do so as each Allstate Affiliate's agent only, subject to ALLSTATE INVESTMENTS' adherence to the Policies and Investment Guidelines. Each Allstate Affiliate hereby authorizes ALLSTATE INVESTMENTS to exercise all such powers with respect to the assets of its respective Account as may be necessary or appropriate for the performance by ALLSTATE INVESTMENTS of its obligations under the Agreement, subject to the supervision of the Board of Directors of such Allstate affiliate (the "Board"), and any limitations contained herein.

     C. Investment Advisory Services. In furtherance of the foregoing, and in carrying out its obligations to manage the investment and reinvestment of the assets in each Account, ALLSTATE INVESTMENTS shall, as appropriate and consistent with the Investment Guidelines:

          (a) perform research and obtain and evaluate such information relating to the economics, industries, businesses, markets and new investment structures, techniques, practices, and financial data as ALLSTATE INVESTMENTS deems appropriate in the discharge of its duties under this Agreement; (b) consult with and furnish to each Board recommendations with respect to overall investment strategies for each respective Account; (c) seek out and implement specific investment opportunities, consistent with such overall investment strategies approved by each Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing the investment of the assets of each Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments; (d) regularly report to the Boards with respect to the implementation of investment strategies and any other activities in connection with management of each Account's assets, including furnishing to each Board, within 45 days after the end of each quarter, a report concerning investment activity during the quarter; (e) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Account; (f) determine the securities to be purchased or sold by each Account and place orders either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer that ALLSTATE INVESTMENTS selects; and (g) perform the services hereunder in a manner consistent with investment objectives and policies of each Allstate Affiliate as detailed in the respective Investment Guidelines, as amended from time to time, and in compliance, as appropriate, with the applicable provisions of the insurance laws and regulations of each Allstate Affiliate's domicile, as amended and any other applicable laws.

     D. Allocation of Brokerage. ALLSTATE INVESTMENTS is authorized in its sole discretion to select the brokers or dealers that will execute the purchases and sales of securities for each Account. In making such selection, ALLSTATE INVESTMENTS shall use its best efforts to obtain for each Account the most favorable net price and execution available taking into account all appropriate factors, including price, dealer spread or commission, if any, and size and difficulty of the transaction. If, in the judgment of ALLSTATE INVESTMENTS, an Allstate Affiliate would be benefited by supplemental investment research, ALLSTATE INVESTMENTS is authorized, but not obligated, to select brokers or dealers on the basis of research information, materials, or services they could furnish to ALLSTATE INVESTMENTS for potential use in supplementing ALLSTATE INVESTMENTS' own information and in making investment decisions for each Account. The expenses of ALLSTATE INVESTMENTS and the charges to an Allstate Affiliate may not necessarily be reduced as a result of receipt of such supplemental information. Subject to the above requirements, nothing shall prohibit ALLSTATE INVESTMENTS from selecting brokers or dealers with which it or any Allstate Affiliate is affiliated.

     E. Service to Other Clients. Each Allstate Affiliate acknowledges that ALLSTATE INVESTMENTS may perform services for clients other than the Allstate Affiliates that are similar to the services to be performed pursuant to this Agreement, and that ALLSTATE INVESTMENTS is free to do so provided that its services pursuant to this Agreement are not in any way impaired. Each Allstate Affiliate agrees that ALLSTATE INVESTMENTS may provide investment advice to any of its other clients that may differ from advice given to such Allstate Affiliate, or take action with respect to assets owned by it or its other clients that may differ from the action taken with respect to any Account and/or assets held therein, so long as ALLSTATE INVESTMENTS, to the extent reasonable and practicable, allocates investment opportunities to each Account on a fair and equitable basis relative to ALLSTATE INVESTMENTS' other clients. It is understood that ALLSTATE INVESTMENTS shall have no obligation to purchase or sell, or to recommend for purchase or sale for any Account, any security that ALLSTATE INVESTMENTS, its affiliates, employees or agents may purchase or sell for its or their own accounts or for the account of any other client, if, in the opinion of ALLSTATE INVESTMENTS, such transaction or investment appears unsuitable, impractical or undesirable for such Account. It is agreed that ALLSTATE INVESTMENTS may use any supplemental investment research obtained for the benefit of an Allstate Affiliate in providing investment advice to its other clients or its own accounts. Conversely, such supplemental information obtained by the placement of business for ALLSTATE INVESTMENTS or other entities advised by ALLSTATE INVESTMENTS will be considered by and may be useful to ALLSTATE INVESTMENTS in carrying out its obligations to each Allstate Affiliate.

     F. Allocation of Trades. It is acknowledged that securities held by an Allstate Affiliate may also be held by separate investment accounts or other funds for which ALLSTATE INVESTMENTS may act as a manager. If purchases or sales of securities for an Allstate Affiliate or other entities for which ALLSTATE INVESTMENTS acts as investment manager arise for consideration at or about the same time, each such Allstate Affiliate agrees that ALLSTATE INVESTMENTS may make transactions in such securities, insofar as feasible, for the respective entities in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of ALLSTATE INVESTMENTS during the same period may increase the demand for securities being purchased or the supply of securities being sold, each Allstate Affiliate recognizes that there may be an adverse effect on price.

     It is agreed that, on occasions when ALLSTATE INVESTMENTS deems the purchase or sale of a security to be in the best interests of an Allstate Affiliate as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for such Allstate Affiliate with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by ALLSTATE INVESTMENTS in the manner it considers to be most equitable and consistent with its obligations to such Allstate Affiliate and to such other accounts or companies. Each Allstate Affiliate recognizes that in some cases this procedure may adversely affect the size of the position obtainable for such Allstate Affiliate.

     G. Contracts; Authorized Signatories. ALLSTATE INVESTMENTS shall have the full power, right and authority, as each Allstate Affiliate's agent, in accordance with this Agreement and the Investment Guidelines, to negotiate, apply for, enter into, execute, deliver, amend, modify and/or terminate legal documents of every kind and nature relating to or required by the investment of the assets of each Account. All such documents may be entered into in an Allstate Affiliate's name or in ALLSTATE INVESTMENTS' name (as agent for such Allstate Affiliate), as ALLSTATE INVESTMENTS shall determine, and all such documents shall be legally binding on such Allstate Affiliate. Those certain employees and officers of ALLSTATE INVESTMENTS who are authorized to execute transactions and sign documentation pursuant to the Policies and Procedures adopted pursuant to authorization of the ALLSTATE INVESTMENTS' Board of Directors, as they may be amended from time to time, shall also be authorized to the same extent to execute transactions and sign documentation on behalf of any Allstate Affiliate and/or ALLSTATE INVESTMENTS in connection with transactions entered into on behalf of the assets of any Account pursuant to this Agreement.

     H. Compliance with Legal Requirements. ALLSTATE INVESTMENTS shall make all reasonable efforts to comply with and cause to be complied with all applicable laws, rules, and regulations of the each Allstate Affiliate's domicile, and any federal, state or municipal authority governing this Agreement, the services rendered hereunder, each Account and the assets held therein. Without limiting the foregoing, ALLSTATE INVESTMENTS shall comply with all securities laws and other laws applicable to the services provided under this Agreement.

     I. Transaction Procedures. The assets of each Account are or will be held in custody by the bank custodian(s) appointed by each Allstate Affiliate from time to time. ALLSTATE INVESTMENTS shall not act as custodian for the assets of any Account and shall not, under any circumstances, have or be deemed to have ownership, custody or physical control of any of the assets of any Account. ALLSTATE INVESTMENTS may, however, issue instructions to, and communicate with, the bank custodian for each Account as may be necessary and appropriate in connection with provision of its services pursuant to this Agreement. At the option of ALLSTATE INVESTMENTS, instructions by ALLSTATE INVESTMENTS to the bank custodian may be made orally or by computer, electronic instruction systems or telecommunications terminals. ALLSTATE INVESTMENTS will confirm that the bank custodian has effected such instructions either by access to the bank's computerized identification system or by telephonic confirmation. The bank custodian will confirm with ALLSTATE INVESTMENTS receipt of trade instructions orally or by computer for the Account. ALLSTATE INVESTMENTS will instruct all brokers, dealers and counterparties executing orders on behalf of the assets of an Account to forward to ALLSTATE INVESTMENTS copies of all confirmations.

     J. Recordkeeping. ALLSTATE INVESTMENTS shall keep and maintain an accurate and detailed accounting of each transaction concerning the assets of each Account and of all receipts, disbursements, and other transactions relating to the purchase and sale transactions arising hereunder. ALLSTATE INVESTMENTS agrees to preserve such records for the greater of (i) six years; (ii) the required period pursuant to the insurance laws of an Allstate Affiliate's domicile and related regulations; or (iii) such other time period that an Allstate Affiliate may from time to time request. ALLSTATE INVESTMENTS acknowledges that all such records shall be the property of each Allstate Affiliate and shall be made available, within five (5) business days of receipt of a written request, to an Allstate Affiliate, its accountants, auditors or other representatives of the Allstate Affiliate for inspection and/or copying (at such Allstate Affiliate's expense) during regular business hours. In addition, ALLSTATE INVESTMENTS shall provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of an Allstate Affiliate, or as may be required by any governmental agency with jurisdiction hereunder.

     ALLSTATE INVESTMENTS further agrees to prepare and furnish to each Allstate Affiliate and to other persons designated by such Allstate Affiliate, at such regular intervals and other times as may be specified by such Allstate Affiliate from time to time (i) such balance sheets, income and expense statements and other financial statements and reports, and (ii) such other statements, reports and information, in each case regarding the assets of its Account as such Allstate Affiliate shall from time to time reasonably require.

In the event of termination of this Agreement for any reason, all such records or copies thereof shall be returned promptly to the respective Allstate Affiliate, free from any claim or retention of rights by ALLSTATE INVESTMENTS.

Exhibit 10.4

                              TAX SHARING AGREEMENT


         This Tax Sharing Agreement (the "Agreement"), dated as of this 12th day November, 1996, and effective for consolidated federal income tax returns filed after June 30, 1996, is entered into by and among The Allstate Corporation ("Parent") and the undersigned corporations, as includible corporations in the affiliated group (the "Allstate Group") of which Parent is the common parent (as such terms are used or defined in section 1504 of the Internal Revenue Code of 1986 (the "Code")).

         WHEREAS the Allstate Group has filed a consolidated federal income tax return for the taxable year ended December 31, 1995 and intends to continue filing consolidated federal income tax returns in subsequent years; and

         WHEREAS the parties hereto desire to enter into this agreement to fairly allocate among themselves the federal tax liabilities, credits, refunds, benefits, and similar items related to the consolidated federal income tax return for the taxable year ended December 31, 1995 and subsequent years;

         NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:


                             ARTICLE I - REGULAR TAX

         1.1 Subject to the adjustments provided in section 1.2 of this Agreement, the regular federal income tax liability of each member shall be determined pursuant to the principles used to determine earnings and profits under section 1552(a)(2) of the Code and Treasury Regulation section 1.1502-33(d)(3) using a fixed percentage of one hundred. Accordingly, each member shall, subject to the adjustments in section 1.2, generally be liable for the amount of tax it would ordinarily pay on a separate return basis.

         1.2 In determining the separate return tax liability of each member for purposes of this Article, only the regular tax liability (without regard to the alternative minimum tax or alternative minimum tax credits) shall be taken into account. Additionally, items of income, deductions, credits and other similar items that may be limited or recharacterized on a consolidated basis (e.g., foreign tax credits, charitable contributions, section 1231 gains, etc.) shall be included in the determination of separate return liability as so limited or recharacterized. For purposes of this determination, any item that is limited on a consolidated basis shall be allocated to each member according to the ratio of
(i) the amount of such item generated by a member to (ii) the total amount of such items generated by the Allstate Group.

                      ARTICLE II - ALTERNATIVE MINIMUM TAX

         2.1 If the Allstate Group has an alternative minimum tax ("AMT") liability for any year, such liability shall be allocated to each member according to the ratio of (i) the excess of any member's separate return tentative minimum tax for the year (whether such amount is positive or negative) over the member's separate return regular tax for such year (whether such amount is positive or negative) to (ii) the sum of such excess amounts for all members of the group. In determining each member's tentative minimum tax and regular tax, the adjustments provided in section 1.2 of this Agreement shall be made.

         2.2 AMT credits originating in a tax year shall be allocated to each member according to the amount of AMT liability allocated for such year. Utilization of such credits shall be determined on a FIFO basis (i.e., AMT credits from the earliest available year shall be deemed utilized before credits from a later year are utilized). If only part of the amount of AMT paid for any year is utilized as a credit, such amount shall be allocated to the members in proportion to the amounts of AMT liability allocated to members for such year.


                      ARTICLE III - OTHER TAXES AND CREDITS

         Other taxes (e.g., the environmental tax), credits (e.g., the foreign tax credit or the general business credit) or similar items paid, incurred or received by the Allstate Group shall be allocated to each member according to the ratio of the amount of any such item generated by the member on a separate return basis to the total of such item generated on a separate return basis by all members of the Allstate Group.


                       ARTICLE IV - TAX RETURN ADJUSTMENTS

         4.1 As agent for the Allstate Group, Parent shall have the right to control in its sole discretion any audit of returns filed by the Group. However, Parent shall, in its reasonable discretion, permit any member that might have a liability or refund as a result of an adjustment to participate in the proceedings relating to such issue. In the event any member of the group wishes to amend its portion of any filed return, Parent shall have discretion, taking into account the consequences to the entire group, to file an amended return, to present the adjustments to be included on such amended return at the audit of the consolidated return to which the adjustments relate, or to take any other reasonable action.

         4.2 In the event of adjustments to taxes (as a result of audits, filing of amended returns, carrybacks, or other similar items), allocations under this Agreement shall be redetermined as if the adjustments were included in the returns as originally filed. Interest or penalties related to such adjustments shall be allocated to the member which generated the adjustment.

         4.3 In the event an adverse adjustment with respect to income or items of one member is offset by a favorable adjustment for another member, thereby resulting in either a smaller deficiency for the Allstate Group or smaller refund for the group, the member with the adverse adjustment shall pay interest at the overpayment rate specified in section 6621(a)(1) to the member with the favorable adjustment to compensate the member with the favorable adjustment for interest not received from the Government as a result of the adverse adjustment.

         4.4(a) Any member may make a deposit or payment of any tax liability to stop the running of interest by paying such amount to Parent and providing written directions to transfer the amount to the Government. Parent shall transfer the amount as so directed as soon as practical but in no event later than fifteen business days after the amount has been received by Parent. Notwithstanding the foregoing, Parent may refuse to deposit any such amount with the Government if Parent determines in its sole discretion that it is not in the best interest of the group, taken as a whole, to make such a deposit. In such an event, Parent shall inform the member of its decision and return the amount received within fifteen business days of receipt.

              (b) In the event a member which has made a deposit in the nature of a cash bond (the "original depositing member") wishes to secure a return of such deposit, such member shall notify Parent of its desire to have the deposit returned. Within ten business days of such notification, Parent shall determine whether other members of the Allstate group might utilize such deposit. Parent shall within such period notify any members who might have use of such deposit, and, if such members desire to assume all or any portion of the deposit, the members shall inform Parent within ten business days of notification of the amount of the deposit they wish to assume. Parent shall allocate the deposit among the members wishing to assume the deposit within twenty-five business days of the receipt of the notice from the original depositing member. If more than one member wishes to assume all or part of the deposit and the amounts requested to be assumed exceed the amount of the available deposit, Parent shall allocate the deposit to members in its reasonable discretion. Within five business days after allocation of the deposit to assuming members, such members shall pay to the original depositing member the respective portion of the deposit they assumed. Thereafter, the assuming member shall be treated as the original depositing member with respect to the portion of the deposit assumed. To the extent a deposit is not assumed under this procedure, Parent shall within thirty business days of the receipt of the notice from the original depositing member take steps to secure the return of the deposit, and shall pay to the original depositing member the amount returned from the Government within three business days of receipt by Parent. Parent shall not be liable for any failure to identify a member as a potential user of the original depositing member's deposit or for any delays in securing the return of a deposit.

            (c) In the event a deposit is applied by the Government to a liability of the Allstate Group without the consent of the original depositing member (such event is hereinafter referred to as a "misapplication" of the deposit), the member receiving the benefit of the misapplication of the deposit shall within fifteen business days of receipt of the earlier of actual knowledge of the misapplication of the deposit or notice from Parent of the misapplication of the deposit pay to the original depositing member (i) the amount of the deposit so misapplied and (ii) any interest saved by such member as a result of the misapplication of the deposit. If the member whose deposit was misapplied incurs additional interest costs (in excess of the interest paid pursuant to the previous sentence) that would not have been incurred absent the misapplication of the deposit, the member receiving the benefit of the misapplication shall also be liable to the original depositing member for such additional interest costs. The amount of such interest shall not exceed the interest incurred for the period from the time the deposit was originally made until the payment was made to the original depositing member pursuant to the first sentence of this subparagraph.


                            ARTICLE V - CARRYFORWARDS

         The utilization of any carryforwards available to the Allstate Group and not expressly covered elsewhere in this Agreement shall be determined under the principles of the consolidated return regulations in effect at the time the carryforwards are used by the group.


                        ARTICLE VI - RETURNS AND PAYMENTS

         6.1 Information required from members for the completion of tax returns (including estimated payments, extensions of time, and other required filings) shall be provided by each member according to the schedule reasonably determined by Parent. Payments of tax or liabilities allocated hereunder shall be made at the time and in the manner reasonably determined by Parent. Settlements of tax payments or refunds hereunder may at the reasonable discretion of Parent be made on an estimated basis, but final settlement for any return filed shall be made no later than 30 days after such return is filed except that, where a refund is due from the Government to the Parent, payment by the parent to the appropriate member shall be made within 5 business days of the receipt of the refund. Parent may, in the interest of convenience, net payments due to and from a member or make payment to a member's direct or indirect parent, which shall then promptly make payment to the appropriate member. All payments shall be made in immediately available funds.

         6.2 To the extent permitted by law, all tax returns shall be filed using accounting methods and practices consistent with those used in prior periods.


                     ARTICLE VII - ALLSTATE LIFE OF NEW YORK

         7.1 This article shall apply solely with respect to the allocation and settlement of federal tax liabilities between Parent and Allstate Life Insurance Company of New York ("ALICNY"). The other provisions of this Agreement shall continue to apply to ALICNY except to the extent they are inconsistent with the provisions of this Article VII.

         7.2 The method of allocating tax liability provided in other articles of this Agreement are intended to comply with part (B) of paragraph 3 of New York Insurance Department Circular Letter No. 33 (the "Circular"). To the extent the other articles of this Agreement result in a tax charge to ALICNY greater than the amount ALICNY would have paid if it had filed a separate return (as defined in paragraph 4 of the Circular), the amount due from ALICNY shall be limited to the separate return amount. To the extent the other articles of this Agreement provide for a payment to ALICNY for credits (as defined in part B of paragraph 3 of the Circular) generated by ALICNY in an amount less than the savings actually generated by the use of such credits on a consolidated basis, such payment shall be increased to the amount of the savings generated on a consolidated basis.

         7.3 In order to help assure ALICNY's right to recoup federal taxes in the event of future net losses, Parent shall establish and maintain an escrow account consisting of assets eligible as an investment by ALICNY in an amount equal to the excess of the amount paid hereunder by ALICNY to Parent for any year over the actual payment made by Parent to the Government for such year. Escrow assets may be released to Parent at such time as the permissible period for loss carrybacks has expired.

         7.4 All settlements under this Agreement shall be in cash or securities (at market value) eligible as investments for ALICNY. ALICNY agrees to record on its books payments received hereunder as contributed surplus.

         7.5 This Agreement shall be terminated with respect to ALICNY if (a) the parties agree in writing to such termination, (b) ALICNY's membership in the affiliated group or consolidated group ceases or is terminated for any reason, or (c) the affiliated group fails to file a consolidated return for any taxable year. Notwithstanding the termination of the Agreement, the provisions of this Agreement shall remain in effect for any time period during the taxable year in which termination occurs for which the income of the terminating party must be included in the consolidated return. Additionally, notwithstanding the termination of this agreement, all materials, including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents related to the consolidated return shall be made available to and by ALICNY during regular business hours.

         7.6 This Agreement shall not be assignable without the prior written consent of the other parties hereto.

         7.7 ALICNY and Parent agree to negotiate in good faith to settle any dispute involving the interpretation of this Agreement. If any such dispute cannot be settled, such dispute shall be submitted to binding arbitration as follows:

          (a) Parent and ALICNY shall select an arbitrator, who is a partner at a national accounting firm that has not represented either party in the preceding five years. If the parties are unable to agree upon an arbitrator, Parent's independent accountant shall select as the arbitrator a partner at a national accounting firm that has not represented either party in the preceding five years.

          (b) The arbitration shall be conducted pursuant to the rules of the American Arbitration Association.

          (c) The decision of the arbitrator shall be final and binding on Parent and ALICNY.

          (d) Parent and ALICNY agree to pay their own costs of the arbitration proceeding, except that costs and fees of the arbitrator shall be shared equally.

         7.8 To the extent that this Agreement pertains to ALICNY, it shall be governed under the laws of the State of New York.


                          ARTICLE VIII - MISCELLANEOUS

         8.1 Any dispute with respect to the interpretation of this Agreement or the treatment of any tax item not expressly covered by this Agreement shall be conclusively determined by Parent according to the basic principles of this Agreement.

         8.2 All parties shall cooperate in the exchange of information needed to fulfill the purposes of this Agreement. Each member agrees to cause its proper officers and employees to execute documents, statements, elections, certificates, schedules, and other similar items deemed necessary by Parent in order to carry out the intent of the provisions of applicable law and regulations.

         8.3 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No assignment, however, shall relieve any party's obligations hereunder without the consent of the other parties.

         8.4 Each member that acquires after the date of this Agreement an ownership interest in an entity that results in such entity becoming a member of the Allstate Group shall promptly cause such entity to adopt the provisions of this Agreement.

         8.5 This Agreement may be modified only by written agreement of members affected by the modification. This Agreement shall be terminated with respect to any member as of the end of the day on which such member ceases to be a member of the Allstate Group, provided, however, that such member shall be subject to the obligations, duties and other terms and conditions of this Agreement for any period in which the terminating member's items were included in the consolidated federal income tax return of the Allstate Group. To the extent a company whose items of income and loss were included in the consolidated federal income tax return of the Allstate Group is determined not to be an includible member of the Allstate Group, this Agreement shall not apply to such company for any period in which it is not an includible member, and any payments, liabilities incurred, benefits received and other similar items under this Agreement shall be redetermined and repaid in a fair and equitable manner.

         8.6 This Agreement shall be governed under the laws of the State of Illinois, except as provided otherwise in section 7.8 of this Agreement.

         8.7 This Agreement may be executed in counterparts, each of which shall be considered an original.


         IN WITNESS HEREOF, the parties have executed this Agreement on the date indicated:

The Allstate Corporation


By __________________________________       Date _______________

Allstate Insurance Company


By __________________________________       Date _______________

Allstate Life Insurance Company


By __________________________________       Date _______________

Allstate Texas Lloyd's, Inc.


By __________________________________       Date _______________

AEI Group, Inc. (Name changed to Allstate Enterprises, Inc.)


By __________________________________       Date _______________

Allstate Investment Management Company


By __________________________________       Date _______________

Allstate Motor Club, Inc.


By __________________________________       Date _______________

Rescue Express, Inc.


By __________________________________       Date _______________

Roadway Protection Auto Club, Inc.


By __________________________________       Date _______________

Direct Marketing Center, Inc.


By __________________________________       Date _______________

Enterprises Services Corporation


By __________________________________       Date _______________

General Underwriters Agency, Inc.


By __________________________________       Date _______________

Tech-Cor, Inc.


By __________________________________       Date _______________

Allstate International, Inc.


By __________________________________       Date _______________

Forty-Fifth & Main Redevelopment Corporation


By __________________________________       Date _______________

Omnitrus Merging Corporation


By __________________________________       Date _______________

Truswal Systems Corporation


By __________________________________       Date _______________

Merlyn Industries, Inc.


By __________________________________       Date _______________

Karelian Timber Associates, Inc.


By __________________________________       Date _______________

Allstate Settlement Corporation


By __________________________________       Date _______________



Allstate Life Financial Services, Inc. (Name changed to ALFS, Inc.)


By __________________________________       Date _______________

Lincoln Benefit Financial Services, Inc. (Name changed to AFD, Inc.)


By __________________________________       Date _______________

The Northbrook Corporation


By __________________________________       Date _______________

Laughlin Group Holdings, Inc.


By __________________________________       Date _______________

The Laughlin Group, Inc. (Name changed to AFDW, Inc.)


By __________________________________       Date _______________

Bank Insurance Services, LLC


By __________________________________       Date _______________

Florence Financial Services, Inc.


By __________________________________       Date _______________

Investors Financial Services, Inc.


By __________________________________       Date _______________

Key Investor Services, Inc. (WV)


By __________________________________       Date _______________

Key Investor Services, Inc. (PA)


By __________________________________       Date _______________

Key Investor Services, Inc. (MD)


By __________________________________       Date _______________

Laughlin Analytics, Inc.


By __________________________________       Date _______________

Laughlin Educational Services, Inc.


By __________________________________       Date _______________

Laughlin Group Advisors, Inc.


By __________________________________       Date _______________

Lee Financial Services, Inc.


By __________________________________       Date _______________

Security Financial Network, Inc. (GA)


By __________________________________       Date _______________

Security Financial Network, Inc. (FL)


By __________________________________       Date _______________

Laughlin Direct Advantage Agency, Inc.


By __________________________________       Date _______________

Provest Insurance Services, Inc. (IN)


By __________________________________       Date _______________

Provest Insurance Services, Inc. (KY)


By __________________________________       Date _______________

Provest Insurance Services, Inc. (PA)


By __________________________________       Date _______________

Lifemark Insurance Services of California, Inc.


By __________________________________       Date _______________

Lifemark Financial & Insurance Services, LLC.


By __________________________________       Date _______________

Lifemark Financial & Insurance Services, Inc.


By __________________________________       Date _______________

After Six Holding Corporation


By __________________________________       Date _______________

A. S. Licensing Corporation


By __________________________________       Date _______________

After Six, Ltd.


By __________________________________       Date _______________

Allstate Indemnity Company


By __________________________________       Date _______________

Allstate Property & Casualty Insurance Company


By __________________________________       Date _______________

Allstate Holdings, Inc. (Changed to Allstate Holdings, LLC)


By __________________________________       Date _______________

Allstate Floridian Insurance Company


By __________________________________       Date _______________

Forestview Mortgage Insurance Company (Name changed to Allstate Fire and Casualty Insurance Company)


By __________________________________       Date _______________

Pinebrook Mortgage Insurance Company


By __________________________________       Date _______________

Allstate Texas Lloyds


By __________________________________       Date _______________

Glenbrook Life Insurance Company


By __________________________________       Date _______________

Deerbrook Insurance Company


By __________________________________       Date _______________

Northbrook Life Insurance Company


By __________________________________       Date _______________

Allstate Life Insurance Company of New York


By __________________________________       Date _______________

Surety Life Insurance Company


By __________________________________       Date _______________


Lincoln Benefit Life Company


By __________________________________       Date _______________

Allstate New Jersey Holdings, Inc. (Changed to Allstate New Jersey
                                              Holdings, LLC)


By __________________________________       Date _______________


Allstate New Jersey Insurance Company


By __________________________________       Date _______________


Allstate Floridian Indemnity Company


By __________________________________       Date _______________


Allstate International Insurance Holdings, Inc.


By __________________________________       Date _______________


Glenbrook Life and Annuity Company


By __________________________________       Date _______________


Northbrook Services, Inc.


By __________________________________       Date _______________


Allstate Federal Savings Bank (Name changed to Allstate Bank)


By __________________________________       Date _______________


CNL, Inc.


By __________________________________       Date _______________


Allstate Reinsurance Ltd.


By __________________________________       Date _______________


Pembridge America, Inc.


By __________________________________       Date _______________


American Surety & Casualty Company (Name changed to Encompass
                                              Indemnity Company)


By __________________________________       Date _______________


American Heritage Life Investment Corporation


By __________________________________       Date _______________


Florida Associated Services, Inc.


By __________________________________       Date _______________


Realty Advisors Corporation


By __________________________________       Date _______________


American Heritage Service Company


By __________________________________       Date _______________


Amherst Investment Company


By __________________________________       Date _______________


American Heritage Insurance Services (a/k/a ERJ Insurance Group, Inc.)


By __________________________________       Date _______________


Colonial Reinsurance, Ltd.


By __________________________________       Date _______________




Willow Insurance Holdings, Inc. (Name changed to Ivantage Group, LLC)


By __________________________________       Date _______________

Kennett Capital, Inc.


By __________________________________       Date _______________

Allstate Non-Insurance Holdings, Inc.


By __________________________________       Date _______________

Willow Lake Holdings, LLC


By __________________________________       Date _______________

Encompass Holdings, LLC


By __________________________________       Date _______________

Northbrook Indemnity Company


By __________________________________       Date _______________

Allstate Assignment Company


By __________________________________       Date _______________

Allstate North American Insurance Company


By __________________________________       Date _______________

USF&G Business Insurance Company


By __________________________________       Date _______________

Allstate Financial, LLC


By __________________________________       Date _______________




Allstate Financial Corporation


By __________________________________       Date _______________

Allstate Investments, LLC


By __________________________________       Date _______________

LSA Asset Management, LLC


By __________________________________       Date _______________

Allstate Financial Advisors, LLC


By __________________________________       Date _______________

Allstate Financial Services, LLC


By __________________________________       Date _______________

Deerbrook General Agency, Inc.


By __________________________________       Date _______________

Ivantage Select Agency, Inc.


By __________________________________       Date _______________

Sterling Collision Center, Inc.


By __________________________________       Date _______________

Bob Thompson Enterprises, Inc.


By __________________________________       Date _______________

Pacific Painters, Inc.


By __________________________________       Date _______________

Champions Pride Electronics & Trim, Inc.


By __________________________________       Date _______________

JSI Collision Centers, Inc.


By __________________________________       Date _______________

Westborn Collision, Inc.


By __________________________________       Date _______________

Exhibit 10.5


                           ALLSTATE INSURANCE COMPANY
                       Home Office - Northbrook, Illinois

                         AGREEMENT OF GENERAL INDEMNITY



         KNOW ALL MEN BY THESE PRESENTS, that whereas the undersigned, hereinafter called Indemnitors, have requested and do hereby request Allstate Insurance Company hereinafter referred to as the Surety, to execute or procure the execution of such Bonds, undertakings or recognizances (all of which are hereinafter included within the term "Bond or Bonds") as have been and such as may hereafter be applied for directly or through an agent, attorney or other representative or required, solely or as co-adventurer with others, by any of the Indemnitors or by any person, firm, corporation or association whose name shall, for that purpose, have been furnished to the Surety by any of the Indemnitors, or to refrain from canceling any such Bond or Bonds, it being understood and agreed that this instrument shall cover all Bonds so applied for, executed, continued or renewed, whether or not this instrument is referred to or mentioned in connection therewith.

         WHEREAS, the Indemnitors understand that the Surety expressly requires the delivery of this Indemnity Agreement as part of the consideration for the execution by the Surety of such Bonds which may hereafter be furnished, or for the refraining from canceling such Bonds; and

         WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of Bonds or in the Surety's refraining from canceling such Bonds.

         NOW, THEREFORE, in consideration of the premises and of the execution or continuance of such Bonds, the Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, do hereby jointly and severally, covenant and agree with the Surety, its successors and assigns as follows:

PREMIUMS 1. The Indemnitors will pay, when due, all premiums for each of such Bonds in accordance with the Surety's regular manual rates in effect on the date such Bond becomes effective as long as liability thereunder shall continue, and until the Surety is furnished with evidence satisfactory to the Surety of its discharge or release from the Bonds, or of all liability by reason thereof.

INDEMNITY 2. The Indemnitors will indemnify the Surety against any and all liability, loss, costs, damages, fees of attorneys and other expenses which the Surety may sustain or incur by reason of, or in consequence of the execution of such Bonds and any renewal, continuation or successor thereof, including but not limited to, sums paid or liabilities incurred in settlement of, and expenses paid or incurred in connection with claims, suits, or judgments under such Bonds, expenses paid or incurred in enforcing the terms hereof, in procuring or attempting to procure release from liability, or in recovering or attempting to recover losses or expenses paid or incurred, as aforesaid.

The Indemnitors will furnish to the Surety such information as it may request from time to time concerning the financial condition of the Indemnitors, the status of work under any contract covered by a Bond, the condition of the performance of any such contract and the payment of obligations incurred in connection therewith. The Surety may at reasonable times and places and from time to time, examine and copy the books, records and accounts of the Indemnitors. The Surety may obtain information concerning the affairs and operations of the Indemnitors and any transaction between or among the Indemnitors from any banks, depositories, obliges of the Bonds material men, supply houses, credit reporting agencies or other persons, who are hereby expressly authorized to furnish such information to the Surety.

If the Indemnitors become aware of any demand, notice or proceeding which may result in liability to the Surety under any Bond, the Indemnitors shall notify the Surety immediately thereof in writing. The Indemnitors will, at any time upon the request of the Surety, procure the discharge of the Surety from any Bond and from all liability by reason thereof. The Surety may, at any time, take such action as it deems necessary or proper to obtain its release from any and all liability under any Bond. Upon such discharge or release, the Surety shall return to the Principal any portion of any premium paid which is unearned as a result of such discharge or release.

RESERVE FOR LOSS 3. If the Surety shall set up a reserve to cover any liability, claim asserted, suit or judgment under any such Bond, the Indemnitors will, immediately upon demand and whether or not the Surety shall have made any payment therefore, deposit with the Surety a sum of money equal to such reserve and any increase thereof as collateral security on such Bond, and such sum and any other money or property which shall have been or shall hereafter be pledged as collateral security on any such Bond shall be available, in the discretion of the Surety, as collateral security on all Bonds coming within the scope of this instrument or for any other indebtedness of the Indemnitors to the Surety; and any such collateral security shall be held subject to the terms of the Surety's regular form of receipt for collateral, which is by reference made a part hereof.

The Surety shall have the right to use the deposit, or any part thereof, in payment or settlement of any liability, loss or expense for which the Indemnitors would be obligated to indemnify the Surety under the terms of this Agreement. Surety shall have no obligation to invest, or to provide a return on, the deposit. The Indemnitors shall be entitled to the return of any unused portion of the deposit upon termination of the liability of the Surety on the Bonds and the performance by the Indemnitors of all obligations to the Surety under the terms of this Agreement. The Surety's demand shall be sufficient if sent by Registered or Certified Mail to the Indemnitors at the addresses stated herein, or at the addresses of the Indemnitors last known to the Surety, whether or not actually received.

CHANGE IN CONTRACT-LOANS-POSSESSION 4. If any such Bond be given in connection with a contract, the Surety in its sole discretion is hereby authorized, but not required, (a) to consent to any change in the contract or in the plans and specifications relating thereto; (b) to make or guarantee advances or loans for the purposes of the contract without any obligation to see to the application thereof, and the Indemnitors shall be obligated to indemnify the Surety in accordance with the terms of this Agreement for the amount of all such advances and loans, notwithstanding that the proceeds or any part thereof have not been so used by the Principal; (c) in the event of any default in the performance of the contract, or the breach of this Agreement or of any Bond connected therewith, or the failure to diligently prosecute the work under any contract or pay for labor and materials used in the prosecution of the contract, or in the event work has ceased or been suspended on any contract or contracts covered by any said Bonds, to take possession of the work under the contract, and, at the expense of the Indemnitors, to complete the contract or cause the same to be completed or to consent to the completion thereof, and to take any other action which the Surety may deem appropriate. In the event that the Surety takes possession of the work as above provided, the Indemnitors hereby release and discharge the Surety, in this connection, from all liability for all its actions and omissions except for deliberate malfeasance.

ASSIGNMENT 5. The Indemnitors hereby assign, transfer, pledge and convey to the Surety (effective as of the date of each such Bond, but only in the event of default, breach or failure as referred to in preceding Section 4), as collateral security, to secure the obligations hereunder and any other indebtedness and liabilities of the Indemnitors to the Surety, all of their rights under the contracts, referred to in such Bonds, including their right, title and interest in and to (1) all subcontracts let in connection therewith and such subcontractors' surety Bonds, (2) all machinery, plant, equipment, tools and materials which shall be upon the site or sites of the work or elsewhere for the purposes of the contracts, including al materials ordered for the contracts, and
(3) any and all sums due or which may thereafter become due under such contracts and all sums due or to become due on all other contracts, bonded or unbonded, in which any or all of the Indemnitors have an interest.

FILING OR RECORDING 6. The Surety may at its option, file or record this Agreement or any other document executed by any or all of the Indemnitors, individually or jointly, in connection with application, issuance or execution of any Bond or Bonds, as a security Agreement or as part of a financing statement or as notice of its prior interest and assignment under the provisions of the Uniform Commercial Code or any other statute or regulation of any jurisdiction or agency, but that the filing or recording of such document shall be solely at the option of the Surety and that the failure to do so shall not release or impair any of the obligations of the Indemnitors under this Agreement.

ASSIGNMENT OF PROCEEDS 7. If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits assignment of contract proceeds, or any part thereof, the Indemnitors covenant and agree to hold all money or other proceeds of the contract, whether received as payment or loan, as a trust for the benefit of the Surety and to use such money or other proceeds for the purpose of performing the contract and discharging the obligation of the Bond, and for no other purpose, until the Bond is completely exonerated.

CLAIMS-PAYMENTS 8. The Surety shall have the exclusive right to decide and determine whether any claim, liability, suit or judgment made or brought against the Surety or the Indemnitors or any one of them on any such Bond shall or shall not be paid, compromised, resisted, defended, tried or appealed, and the Surety's decision thereon, if made in good faith shall be final and binding upon the Indemnitors, unless the Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys fees, including those of the Surety. An itemized statement of payments made by the Surety for any of the purposes specified herein, sworn to by an officer of the Surety, or the voucher or vouchers for such payments, shall be prima facie evidence of the liability of the Indemnitors to reimburse the Surety for such payments, with interest.

CHANGES IN BONDS 9. The Indemnitors hereby authorize the Surety in its sole discretion to do the following: (a) from time to time to make or consent to any change in, or issue any substitute for or renewal of, any such Bond, or in any contract referred to in any such Bond, and this instrument shall apply to such substituted or changed Bond or renewal; (b) if any such Bond be given in an action or proceeding in any court, to recognize any attorney of record in such action or proceeding for any party thereto at the date of the execution of such Bond as the authorized representative of such party until the Surety shall have been fully discharged from liability under such Bond; (c) to take such steps as the Surety may deem necessary or proper to obtain release from liability from any such Bond.

NOTICE TO INDEMNITORS 10. The Indemnitors hereby waive notice of the execution of any such Bonds or of any act, fact or information coming to the notice or knowledge of the Surety concerning or affecting its rights or liabilities under any such Bond or rights or liabilities of the Indemnitors hereunder, notice of all such being hereby expressly waived.

PROTECTION TO REINSURER AND CO-SURETY 11. If the Surety shall procure any other company or companies to execute or join with it in executing, or to reinsure, any such Bonds, this instrument shall inure to the benefit of such other company or companies, its or their successors and assigns, so as to give to it or them a direct right of action against the Indemnitors to enforce this instrument and, in that event, the word "Surety", wherever used herein, shall be deemed to include such company or companies, as their respective interests may appear.

SEVERABILITY OF INDEMNITORS 12. The liability of the Indemnitors hereunder shall not be affected by the failure of any party to sign any such Bond nor by any claim that other indemnity or security was to have been obtained nor by the release of any indemnity, or Indemnitor, nor the return or exchange of any collateral that may have been obtained; and if any party signing this instrument is not bound for any reason this obligation shall still be binding upon each and every other party.

SUITS 13. Separate suits may be brought hereunder as causes of action accrue, and suit may be brought against any or all of the Indemnitors; and suit or suits upon one or more causes of action, or against one or more of the Indemnitors, shall not prejudice or bar subsequent suits against any other or all of the Indemnitors on the same or any other cause or causes of action, whether theretofore or thereafter accruing.

The Surety is hereby expressly authorized to settle any claim based upon this Agreement with any one or more of the Indemnitors individually, and such settlement or compromise shall not affect the liability of any of the rest of the Indemnitors. If any proceeding is brought against the Surety in which the Surety desires to join any one of the Indemnitors by reason of the undertakings in this Agreement, each of the Indemnitors agrees that he will, upon written notice of the Surety to do so voluntarily appear in such proceedings and accept service of process and other papers either personally or by an attorney of the Indemnitors' choice. If any of the Indemnitors fail upon such notice from the Surety so to appear, such Indemnitors hereby designate the Secretary of the State or territory in which such proceedings are pending as his agent for the service of process in any such proceedings.

With respect to any action brought by the Surety on this Agreement in a jurisdiction in which one or more of the Indemnitors reside, are domiciled, are doing business or are found, each of the Indemnitors not in the jurisdiction hereby designates each of the Indemnitors in such jurisdiction as his agent to receive on his behalf service of process in such action.

PRIOR BONDS 14. The Indemnitors waive any defense that this instrument was executed subsequent to the date of any such Bond, admitting and covenanting that such Bond was executed pursuant to the Indemnitors' request and in reliance on the Indemnitors' promise to execute this instrument.

DECLINE EXECUTION 15. The Surety, at its option, may decline to execute or participate in or procure the execution of any such Bonds, without incurring any liability whatever to the Indemnitors. If the Surety shall execute a bid or proposal Bond, or any similar undertaking, it may nevertheless decline to execute any and all Bonds that may be required in connection with any award made on the proposal for which the Bond or undertaking is given, and the Principal shall have the right to procure from another surety any Bonds that may be required in connection with any award under the proposal for which the Bond or undertaking is given.

DEFINITIONS 16. As used in this Agreement, words in the singular include the plural and words in the plural include the singular. The masculine pronoun shall be read as feminine or neuter as circumstances require. The word "person" shall mean and include individuals, partnerships, corporations and associations.

The terms "contract" shall include all documents comprising the contract documents including general and special conditions, specifications and drawings.

The word "Bond" shall mean a contract of suretyship, guaranty or indemnity, an agreement or consent to provide such a contract and the continuation, extension, alteration, renewal or substitution of such a contract, agreement or consent.

NOMINEE 17. The Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety or its designee as their Attorney in Fact with the right, but not the obligation, to exercise all of the rights of Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of the Indemnitors or any of them to make, execute and deliver any and all additional or other assignments, documents or papers, including but not limited to the execution of instruments referred to in Section 5, and the endorsement of checks or other instruments representing payment of contract monies, deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Indemnitors hereby ratify and affirm all acts and actions taken and done by the Surety or its designee as such Attorney in Fact.

WAIVE EXEMPTIONS 18. The Indemnitors hereby waive and abandon, so far as their respective obligations under this agreement are concerned, all rights to claim any of the property, including the respective homesteads, as exempt from levy, execution, sale or other legal process under the laws of any country, state, province, territory or possession.

TERMINATION 19. The obligation of the Indemnitors hereunder shall be continuous; provided, however, that any of the Indemnitors may give the Surety not less than thirty days written notice by registered mail of his desire to terminate this agreement but any such notice of termination shall not operate to modify, bar, discharge, limit, affect or impair his liability hereunder on or by reason of any such Bond executed prior to the termination of such thirty days, or with respect to Bonds executed after the date of such termination (i) upon the award of a contract to the Principal on a bid or proposal with respect to which the Surety has executed a bid or proposal Bond or similar undertaking prior to such date, or (ii) which the Surety has become obligated, prior to such date, to execute. Further, such notice of termination shall operate only with respect to those of the Indemnitors upon whose behalf such notice of termination shall have been given.

CHANGES 20. This Agreement may not be changed or modified orally. No change or modification shall be effective unless specifically agreed in writing.

SEVERABILITY AND ELECTION OF REMEDY 21. All rights and remedies of the Surety under this Agreement shall be cumulative, and the exercise of or failure to exercise, any right or remedy at any time shall not be an election of remedy or a waiver of any other right or remedy. Failure of the Surety to pursue any remedy against any one or more of the Indemnitors shall not release or waive any right against any other of the Indemnitors.

The Surety is not required to exhaust its remedies or rights against the Principal or to await receipt of any dividends from the legal representatives of the Principal before asserting its rights under this Agreement against the Indemnitors.

The rights, powers and remedies given to the Surety by this Agreement shall be and are an addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Indemnitors or others whether by the terms of any other agreement, by operation of law or otherwise.

In the event any part of this indemnity Agreement shall be void under the law of the place governing the construction hereof, then such part only shall be considered as deleted and the remainder of this Agreement shall endure in full force and effect.

OTHER INDEMNITY 22. The Indemnitors shall continue to remain bound under this Agreement even though the Surety may, from time to time and with or without notice to or knowledge of the Indemnitors, have heretofore accepted or released, or shall hereafter accept or release, other Agreements of indemnity or collateral in connection with the execution of the Bonds from the Indemnitors or from others.

23. THE INDEMNITORS HAE READ THIS AGREEMENT OF INDEMNITY CAREFULLY. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS WHICH IN ANY WAY LESSEN THE OBLIGATIONS AS ABOVE SET FORTH. THE INDEMNITORS FURTHER AGREE TO EXECUTE AND DELIVER TO THE SURETY SUCH FURTHER INSTRUMENTS AS THE SURETY DEEMS NECESSARY TO GIVE EFFECT TO THE TERMS OF THIS AGREEMENT.

24. In compliance with Public Law 91-508 this constitutes notice that an investigation may be made as to the character, general reputation, personal characteristics and mode of living of any non-business applicant or indemnitor. Information as to nature and scope of any investigation requested will be furnished upon written request.


IN TESTIMONY WHEREOF, the Indemnitors, intending to be legally bound hereby, have hereunto set their hands and affixed their seals this _________________ day of _________________ , 19 _____.


---------------------------------------------        ----------------------------------------
                                                     By _________________________________ (Seal)

                                                     Address _________________________________
----------------------------------------------       ----------------------------------------
                                                     ____________________________________ (Seal)
                                                     Address _________________________________

______________________________________________       By ______________________________________

                                                     ____________________________________ (Seal)
                                                     Address __________________________________
----------------------------------------------       -----------------------------------------
                                                     ____________________________________ (Seal)
                                                     Address __________________________________
----------------------------------------------       -----------------------------------------
                                                     ____________________________________ (Seal)
                                                     Address __________________________________

                          INDIVIDUAL(S) ACKNOWLEDGMENT

STATE OF __________________________________
COUNTY OF ________________________________  ss:
         On this ______________________________ day of ______________________ ,
19 ____ , before me personally came
__________________________________________________________________________ , to
me known and known to me to be the individual(s) who executed the foregoing instrument, and acknowledged that ___ he ___ executed same.

                                                                       ---------------------------------------
                                                                                        (Notary Public)





                            PARTNER(S) ACKNOWLEDGMENT

STATE OF __________________________________
COUNTY OF ________________________________  ss:
         On this ______________________________ day of ______________________ ,
19 ____ , before me personally came
__________________________________________________________________________ , to
me known, and stated that ___ he ___ is (are) partner(s) in the firm of
_____________________________
---------------------------------------------------------------------------------------
and acknowledged that ___ he ___ executed the foregoing instrument as the act of the said firm.


                                                              ---------------------------------------
                                                                                        (Notary Public)

                           CORPORATE ACKNOWLEDGMENT(S)
STATE OF __________________________________
COUNTY OF ________________________________  ss:
         On this ______________________________ day of ______________________ ,
19 ____ , before me personally came
__________________________________________________________________________ , to
me known, who, being by me duly sworn, did depose and say that he resides in
_____________________ that he is the
_____________________________________________________________________________ of
the
___________________________________________________________________________________

the corporation which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name to the said instrument by like order.


                                                              ---------------------------------------
                                                                                        (Notary Public)

STATE OF __________________________________
COUNTY OF ________________________________  ss:
         On this ______________________________ day of ______________________ ,
19 ____ , before me personally came
__________________________________________________________________________ , to
me known, who, being by me duly sworn, did depose and say that he resides in
_____________________ that he is the
_____________________________________________________________________________ of
the
___________________________________________________________________________________

the corporation which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name to the said instrument by like order.


                                                              ---------------------------------------
                                                                                        (Notary Public)








STATE OF __________________________________
COUNTY OF ________________________________  ss:
         On this ______________________________ day of ______________________ ,
19 ____ , before me personally came
__________________________________________________________________________ , to
me known, who, being by me duly sworn, did depose and say that he resides in
_____________________ that he is the
_____________________________________________________________________________ of
the
___________________________________________________________________________________

the corporation which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name to the said instrument by like order.


                                                              ---------------------------------------
                                                                                        (Notary Public)
